Exhibit 10.5

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of April 18, 2018 (the “Effective Date”) between SILICON VALLEY BANK, a California corporation (“Bank”), and TREACE MEDICAL CONCEPTS, INC., a Delaware corporation (“Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1. ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2. LOAN AND TERMS OF PAYMENT

2.1 Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.2 Revolving Line.

(a) Availability. Subject to the terms and conditions of this Agreement, Bank shall make Advances not exceeding the Availability Amount. Amounts borrowed under the Revolving Line may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.

(b) Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.

2.3 Overadvances. If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either (a) the Revolving Line or (b) the aggregate of (i) the Borrowing Base plus (ii) the Non-Formula Amount, Borrower shall immediately pay to Bank in cash the amount of such excess (such excess, the “Overadvance”). Without limiting Borrower’s obligation to repay Bank any Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at a per annum rate equal to the rate that is otherwise applicable to Advances plus four percent (4.0%).

2.4 Payment of Interest on the Credit Extensions.

(a) Interest Rate. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to one percent (1.00%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.4(d) below.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is four percent (4.0%) above the rate that is otherwise applicable thereto (the “Default Rate”). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.4(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(c) Adjustment to Interest Rate. Changes to the interest rate of any Credit Extension based on changes to the Prime Rate shall be effective on the effective date of any change to the Prime Rate and to the extent of any such change.

(d) Payment; Interest Computation. Interest is payable monthly on the Payment Date of each month and shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest, (i) all payments received after 2:00 p.m. Eastern time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension.

2.5 Fees. Borrower shall pay to Bank;

(a) Revolving Line Commitment Fee. A fully earned, non-refundable commitment fee of Fifty Thousand Dollars ($50,000.00) (the “Revolving Line Commitment Fee”), shall be fully earned as of the Effective Date and is due and payable as follows:

(i) Twenty-Five Thousand Dollars ($25,000.00) on the Effective Date; and

(ii) Twenty-Five Thousand Dollars ($25,000.00) on the earlier to occur of (i) the first (1st) anniversary of the Effective Date, or (ii) the termination of the Revolving Line or termination of this Agreement;

(b) Termination Fee. Upon termination of this Agreement or the termination of the Revolving Line for any reason prior to the first (1st) anniversary of the Effective Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to one percent (1.0%) of the Revolving Line (the “Termination Fee”), provided that no Termination Fee shall be charged if the credit facility hereunder is replaced with a new facility from Bank; and

(c) Bank Expenses. All Bank Expenses (including reasonable and documented attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due (or, if no stated due date, upon demand by Bank).

Unless otherwise provided in this Agreement or in a separate writing by Bank, Borrower shall not be entitled to any credit, rebate, or repayment of any fees earned by Bank pursuant to this Agreement notwithstanding any termination of this Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder. Bank may deduct amounts owing by Borrower under the clauses of this Section 2.5 pursuant to the terms of Section 2.6(c). Bank shall provide Borrower written notice of deductions made from the Designated Deposit Account pursuant to the terms of the clauses of this Section 2.5.

2.6 Payments; Application of Payments; Debit of Accounts.

(a) All payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 2:00 p.m. Eastern time on the date when due. Payments of principal and/or interest received after 2:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

(b) Bank has the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

(c) Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

2.7 Withholding. Payments received by Bank from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto). Specifically, however, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to Bank, Borrower hereby covenants and agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction, Bank receives a net sum equal to the sum which it would have received had no withholding or deduction been required, and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority. Borrower will, upon request, furnish Bank with proof reasonably satisfactory to Bank indicating that Borrower has made such withholding payment; provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by Borrower. The agreements and obligations of Borrower contained in this Section 2.7 shall survive the termination of this Agreement.

3. CONDITIONS OF LOANS

3.1 Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a) duly executed signatures to the Loan Documents;

(b) the Operating Documents and long-form good standing certificates of Borrower certified by the Secretary of State of the State of Delaware and Secretary of State of the State of Florida, each as of a date no earlier than thirty (30) days prior to the Effective Date;

(c) a secretary’s certificate of Borrower with respect to such Borrower’s Operating Documents, incumbency, specimen signatures and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(d) duly executed signatures to the completed Borrowing Resolutions for Borrower;

(e) certified copies, dated as of a recent date, of financing statement searches, as Bank may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(f) the Perfection Certificate of Borrower, together with the duly executed signature thereto;

(g) a landlord’s consent in favor of Bank for each of Borrower’s leased locations, by the respective landlord thereof, together with the duly executed signatures thereto;

(h) evidence satisfactory to Bank that the insurance policies and endorsements required by Section 6.7 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank;

(i) the completion of the Initial Audit;

(j) a completed Borrowing Base Report (and any schedules related thereto and including any other information requested by Bank with respect to Borrower’s Accounts); and

(k) payment of the fees and Bank Expenses then due as specified in Section 2.5 hereof.

3.2 Conditions Precedent to all Credit Extensions. Bank’s obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a) timely receipt of the Credit Extension request and any materials and documents required by Section 3.4;

(b) the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the proposed Credit Extension and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c) Bank determines to its reasonable satisfaction that there has not been any material impairment in the general affairs, management, results of operation, financial condition or the prospect of repayment of the Obligations, nor any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank.

3.3 Covenant to Deliver. Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

3.4 Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Bank (which notice shall be irrevocable) by electronic mail by 12:00 p.m. Eastern time on the Funding Date of the Advance. Such notice shall be made by Borrower through Bank’s online banking program, provided, however, if Borrower is not utilizing Bank’s online banking program, then such notice shall be in a written format acceptable to Bank that is executed by an Authorized Signer. Bank shall have received satisfactory evidence that the Board has approved that such Authorized Signer may provide such notices and request Advances. In connection with any such notification, Borrower must promptly deliver to Bank by electronic mail or through Bank’s online banking program such reports and information, including without limitation, sales journals, cash receipts journals, accounts receivable aging reports, as Bank may request in its sole discretion. Bank shall credit proceeds of an Advance to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Advances are necessary to meet Obligations which have become due.

4. CREATION OF SECURITY INTEREST

4.1 Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower. In the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to (x) if such Letters of Credit are denominated in Dollars, then at least one hundred five percent (105.0%); and (y) if such Letters of Credit are denominated in a Foreign Currency, then at least one hundred ten percent (110.0%), of the Dollar Equivalent of the face amount of all such Letters of Credit plus, in each case, all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

4.2 Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral. The Collateral may also be subject to Permitted Liens. If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

4.3 Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code. Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

5. REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1 Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower, entitled “Perfection Certificate” (the “Perfection Certificate”). Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction (except that the Borrower converted from a limited liability company organized in Florida under the name Treace Medical Concepts, LLC to a corporation incorporated in Delaware on July 1, 2014); and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement). If Borrower is not now a Registered Organization but later becomes one, Borrower shall promptly notify Bank of such occurrence and provide Bank with Borrower’s organizational identification number.

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or such filings as required to perfect security interests granted in the Collateral), or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2 Collateral. Borrower has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no Collateral Accounts at or with any bank or financial institution other than Bank or Bank’s Affiliates except for the Collateral Accounts described in the Perfection Certificate delivered to Bank in connection herewith and which Borrower has taken such actions as are necessary to give Bank a perfected security interest therein, pursuant to the terms of Section 6.8(b). The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2.

All Inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate. To the best of Borrower’s knowledge, each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business.

Except as noted on the Perfection Certificate, Borrower is not a party to, nor is it bound by, any Restricted License.

5.3 Accounts Receivable.

(a) For each Account with respect to which Advances are requested, on the date each Advance is requested and made, such Account shall be an Eligible Account.

(b) All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Borrowing Base Report. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

5.4 Litigation. There are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries involving more than, individually or in the aggregate, One Hundred Thousand Dollars ($100,000.00).

5.5 Financial Statements; Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6 Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7 Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

5.8 Subsidiaries; Investments. Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments.

5.9 Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Ten Thousand Dollars ($10,000.00).

To the extent Borrower defers payment of any contested taxes, Borrower shall (i) notify Bank in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien.” Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by

Borrower in excess of Ten Thousand Dollars ($10,000.00). Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions as working capital and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.11 Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12 Definition of “Knowledge.” For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer.

6. AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1 Government Compliance.

(a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations; provided any Subsidiary may merge with and into Borrower or any other Subsidiary. Borrower shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject.

(b) Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of its property. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

6.2 Financial Statements, Reports, Certificates. Provide Bank with the following:

(a) a Borrowing Base Report (and any schedules related thereto and including any other information requested by Bank with respect to Borrower’s Accounts) within thirty (30) days after the end of each month;

(b) within thirty (30) days after the end of each month, (i) monthly accounts receivable agings, aged by invoice date, (ii) monthly accounts payable agings, aged by invoice date, and outstanding or held check registers, if any, (iii) monthly reconciliations of accounts receivable agings (aged by invoice date), transaction reports, and general ledger, and (iv) monthly perpetual inventory reports for Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are requested by Bank in its good faith business judgment;

(c) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower’s consolidated operations for such month certified by a Responsible Officer and in a form acceptable to Bank (the “Monthly Financial Statements”);

(d) within thirty (30) days after the last day of each month and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, in the form attached hereto as Exhibit B, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement;

(e) as soon as available, and in any event within thirty (30) days after the end of each fiscal year of Borrower, and contemporaneously with any updates or amendments thereto, (i) annual operating budgets (including income statements, balance sheets and cash flow statements, by month), and (ii) annual financial projections (on a quarterly basis), in each case as approved by the Board, together with any related business forecasts used in the preparation of such annual financial projections;

(f) as soon as available, and in any event within one hundred fifty (150) days following the end of Borrower’s fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank;

(g) in the event that Borrower becomes subject to the reporting requirements under the Exchange Act, within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower and/or any Guarantor with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address; provided, however, Borrower shall promptly notify Bank in writing (which may be by electronic mail) of the posting of any such documents;

(h) within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt;

(i) prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, One Hundred Thousand Dollars ($100,000.00) or more; and

(j) promptly, from time to time, such other information regarding Borrower or compliance with the terms of any Loan Documents as reasonably requested by Bank.

6.3 Accounts Receivable.

(a) Schedules and Documents Relating to Accounts. Borrower shall deliver to Bank transaction reports and schedules of collections, as provided in Section 6.2, on Bank’s standard forms; provided, however, that Borrower’s failure to execute and deliver the same shall not affect or limit Bank’s Lien and other rights in all of Borrower’s Accounts, nor shall Bank’s failure to advance or lend against a specific Account affect or limit Bank’s Lien and other rights therein. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank’s reasonable request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts. In addition, Borrower shall deliver to Bank, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos.

(b) Disputes. Borrower shall promptly notify Bank of all disputes or claims relating to Accounts in an amount, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000.00). Borrower may forgive (completely or partially), compromise, or settle any Account for less than payment in full, or agree to do any of the foregoing so long as (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, in arm’s-length transactions, and reports the same to Bank in the regular reports provided to Bank; (ii) no Event of Default has occurred and is continuing; and (iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Advances will not exceed the lesser of either (a) the Revolving Line or (b) the aggregate of (i) the Borrowing Base plus (ii) the Non-Formula Amount.

(c) Collection of Accounts. Borrower shall direct Account Debtors to deliver or transmit all proceeds of Accounts into a lockbox account, or such other “blocked account” as specified by Bank (either such account, the “Cash Collateral Account”). Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to the Cash Collateral Account. Subject to Bank’s right to maintain a reserve pursuant to Section 6.3(d), so long as no Event of Default exists, all amounts received in the Cash Collateral Account shall be transferred on a daily basis to Borrower’s operating account with Bank. Borrower hereby authorizes Bank to transfer to the Cash Collateral Account any amounts that Bank reasonably determines are proceeds of the Accounts (provided that Bank is under no obligation to do so and this allowance shall in no event relieve Borrower of its obligations hereunder).

(d) Reserves. Notwithstanding any terms in this Agreement to the contrary, at times when an Event of Default exists, Bank may hold any proceeds of the Accounts and any amounts in the Cash Collateral Account that are not applied to the Obligations pursuant to Section 6.3(c) above as a reserve to be applied to any Obligations regardless of whether such Obligations are then due and payable.

(e) Returns. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower, Borrower shall promptly (i) determine the reason for such return, (ii) issue a credit memorandum to the Account Debtor in the appropriate amount, and (iii) provide a copy of such credit memorandum to Bank, upon request from Bank. In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall hold the returned Inventory in trust for Bank, and immediately notify Bank of the return of the Inventory.

(f) Verifications; Confirmations; Credit Quality; Notifications. Bank may, from time to time, (i) verify and confirm directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, either in the name of Borrower or Bank or such other name as Bank may choose, and notify any Account Debtor of Bank’s security interest in such Account and/or (ii) conduct a credit check of any Account Debtor to approve any such Account Debtor’s credit. Notwithstanding the foregoing, while no Event of Default has occurred and is continuing, Bank will notify Borrower prior to making direct contact with an Account Debtor.

(g) No Liability. Bank shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Bank be deemed to be responsible for any of Borrower’s obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Bank from liability for its own gross negligence or willful misconduct.

6.4 Remittance of Proceeds. Except as otherwise provided in Section 6.3(c), deliver, in kind, all proceeds arising from the disposition of any Collateral to Bank in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations (a) prior to an Event of Default, pursuant to the terms of Section 6.3(c) hereof, and (b) after the occurrence and during the continuance of an Event of Default, pursuant to the terms of Section 9.4 hereof; provided that, if no Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Bank the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm’s length transaction for an aggregate purchase price of Fifty Thousand Dollars ($50,000.00) or less (for all such transactions in any fiscal year). Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower’s other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Bank. Nothing in this Section 6.4 limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

6.5 Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Bank, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.6 Access to Collateral; Books and Records. At reasonable times and during regular business hours, on five (5) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), Bank, or its agents, shall have the right to inspect the Collateral and the right to audit and copy Borrower’s Books. The foregoing inspections and audits shall be conducted no more often than two (2) times during any twelve (12) month period, unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Bank shall determine is necessary. The foregoing inspections and audits shall be conducted at Borrower’s expense and the charge therefor shall be One Thousand Dollars ($1,000.00) per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies) Borrower shall pay Bank a fee of One Thousand Dollars ($1,000.00) plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.7 Insurance.

(a) Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry, location and which have a similar scale of operations, and as Bank may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of Borrower, and in amounts that are reasonably satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as lender loss payee. All liability policies shall show, or have endorsements showing, Bank as an additional insured. Bank shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral.

(b) Ensure that proceeds payable under any property policy are, at Bank’s option, payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to One Hundred Thousand Dollars ($100,000.00) with respect to any loss, but not exceeding Two Hundred Thousand Dollars ($200,000.00) in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations.

(c) At Bank’s request, Borrower shall deliver certified copies of insurance policies and evidence of all premium payments. Each provider of any such insurance required under this Section 6.7 shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Bank, that it will give Bank thirty (30) days prior written notice before any such policy or policies shall be materially altered or canceled. If Borrower fails to obtain insurance as required under this Section 6.7 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.7, and take any action under the policies Bank deems prudent.

6.8 Accounts.

(a) After the expiration of the Transition Period, maintain its and all of its Subsidiaries’ operating and other deposit accounts, the Cash Collateral Account and securities/investment accounts with Bank and Bank’s Affiliates. In addition, Borrower shall use Bank and Bank’s Affiliates for all cash management and letters of credit banking. Further, Borrower will use its best efforts to use Bank and Bank’s Affiliates for all business credit card banking, including Borrower’s existing credit card banking currently serviced by American Express. Any Guarantor shall maintain all depository, operating and securities/investment accounts with Bank and Bank’s Affiliates.

(b) In addition to and without limiting the restrictions in (a), Borrower shall provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply (i) prior to the expiration of the Transition Period or (ii) to deposit accounts exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.9 Financial Covenant – Minimum Remaining Monthly Liquidity. Commencing with the monthly period ending February 28, 2018 and as of the last day of each monthly period ending thereafter, in each case measured on an average trailing three month basis, achieve Remaining Months Liquidity of at least six (6) months.

6.10 Protection of Intellectual Property Rights.

(a) (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property; (ii) promptly advise Bank in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Bank’s written consent.

(b) Provide written notice to Bank within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall take such reasonably commercial steps as Bank may reasonably request to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

6.11 Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.12 Online Banking.

(a) Utilize Bank’s online banking platform for all matters requested by Bank which shall include, without limitation (and without request by Bank for the following matters), uploading information pertaining to Accounts and Account Debtors, requesting approval for exceptions, requesting Credit Extensions, and uploading financial statements and other reports required to be delivered by this Agreement (including, without limitation, those described in Section 6.2 of this Agreement).

(b) Comply with the terms of the “Banking Terms and Conditions” and ensure that all persons utilizing the online banking platform are duly authorized to do so by an Administrator. Bank shall be entitled to assume the authenticity, accuracy and completeness on any information, instruction or request for a Credit Extension submitted via the online banking platform and to further assume that any submissions or requests made via the online banking platform have been duly authorized by an Administrator.

6.13 Further Assurances. Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

7. NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1 Dispositions. Borrower shall not do any of the following without Bank’s prior written consent, which consent shall not be unreasonably withheld: convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any stock of Borrower permitted under Section 7.2 of this Agreement; (e) consisting of Borrower’s use or transfer of money or Cash Equivalents in the ordinary course of its business for the payment of ordinary course business expenses in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; and (f) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business.

7.2 Changes in Business, Management, Control, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve (other than Borrower may liquidate or dissolve into any other Borrower or any Subsidiary (that is a Borrower) and any Subsidiary may liquidate or dissolve into any other Subsidiary or into any Borrower); (c) fail to provide notice to Bank of any Key Person departing from or ceasing to be employed by Borrower within five (5) days after such Key Person’s departure from Borrower; or (d) permit or suffer any Change in Control.

Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Fifty Thousand Dollars ($50,000.00) in Borrower’s assets or property) or deliver any portion of the Collateral valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000.00) to a bailee at a location other than to a bailee and at a location already disclosed in the Perfection Certificate, (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000.00) to a bailee, and Bank and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Bank, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Bank.

7.3 Mergers or Acquisitions. Borrower shall not do any of the following without Bank’s prior written consent, which consent shall not be unreasonably withheld: merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary), without the prior written consent of Bank. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5 Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6 Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.8(b) hereof.

7.7 Distributions; Investments. Borrower shall not do any of the following without Bank’s prior written consent, which consent shall not be unreasonably withheld: (a) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock; and (iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of Five Hundred Thousand Dollars ($500,000.00) per fiscal year; or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person.

7.9 Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Obligations owed to Bank.

7.10 Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in

Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8. EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Revolving Line Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2 Covenant Default.

(a) Borrower fails or neglects to perform any obligation in Sections 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, or 6.12 or violates any covenant in Section 7; or

(b) Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in in clause (a) above;

8.3 Material Adverse Change. A Material Adverse Change occurs;

8.4 Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b) (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business;

8.5 Insolvency. (a) Borrower or any of its Subsidiaries is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and is not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6 Other Agreements. There is, under any agreement to which Borrower or any Guarantor is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000.00); or (b) any breach or default by Borrower or Guarantor, the result of which could have a material adverse effect on Borrower’s or any Guarantor’s business;

8.7 Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000.00) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower by any Governmental Authority, and the same are not, within ten (10) days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the satisfaction, payment, discharge, stay, or bonding of such fine, penalty, judgment, order or decree);

8.8 Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9 Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or any applicable subordination or intercreditor agreement;

8.10 Guaranty. (a) Any guaranty of any Obligations terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any guaranty of the Obligations, subject to any cure period contained therein, if any; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.6, 8.7, or 8.8 of this Agreement occurs with respect to any Guarantor, (d) the death, liquidation, winding up, or termination of existence of any Guarantor; or (e) (i) a material impairment in the perfection or priority of Bank’s Lien in the collateral provided by Guarantor or in the value of such collateral or (ii) a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations occurs with respect to any Guarantor; or

8.11 Governmental Approvals. Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) causes, or could reasonably be expected to cause, a Material Adverse Change, or (ii) adversely affects the legal qualifications of Borrower or any of its Subsidiaries to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to affect the status of or legal qualifications of Borrower or any of its Subsidiaries to hold any Governmental Approval in any other jurisdiction in a manner that causes, or could reasonably be expected to cause, a material adverse effect on Borrower’s business.

9. BANK’S RIGHTS AND REMEDIES

9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, without notice or demand, do any or all of the following:

(a) declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b) stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c) for any Letters of Credit, demand that Borrower (i) deposit cash with Bank in an amount equal to at least (A) one hundred five percent (105.0%) of the Dollar Equivalent of the aggregate face amount of all Letters of Credit denominated in Dollars remaining undrawn, and (B) one hundred ten percent (110.0%) of the Dollar Equivalent of the aggregate face amount of all Letters of Credit denominated in a Foreign Currency remaining undrawn (plus, in each case, all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d) terminate any FX Contracts;

(e) verify the amount of, demand payment of and performance under, and collect any Accounts and General Intangibles, settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, and notify any Person owing Borrower money of Bank’s security interest in such funds. Borrower shall collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the Account Debtor, with proper endorsements for deposit;

(f) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Subject to the rights of third parties, to the extent such third parties’ rights are senior to Bank’s rights, Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Subject to the rights of third parties, to the extent such third parties’ rights are senior to Bank’s rights, Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) amount held by Bank owing to or for the credit or the account of Borrower;

(h) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i) place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j) demand and receive possession of Borrower’s Books; and

(k) exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2 Power of Attorney. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuation of an Event of Default, to: (a) endorse Borrower’s name on any checks, payment instruments, or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) demand, collect, sue, and give releases to any Account Debtor for monies due, settle and adjust disputes and claims about the Accounts directly with Account Debtors, and compromise, prosecute, or defend any action, claim, case, or proceeding about any Collateral (including filing a claim or voting a claim in any bankruptcy case in Bank’s or

Borrower’s name, as Bank chooses); (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, or other claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and the Loan Documents have been terminated. Bank’s foregoing appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and the Loan Documents have been terminated.

9.3 Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.7 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4 Application of Payments and Proceeds Upon Default. If an Event of Default has occurred and is continuing (or at any time on the terms set forth in Section 6.3(c), regardless of whether an Event of Default exists), Bank shall have the right to apply in any order any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations. Bank shall pay any surplus to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5 Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6 No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7 Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10. NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Bank or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Treace Medical Concepts, Inc.
203 Fort Wade Road, Suite 150
Ponte Vedra, Florida 32081
Attn: ***
Email: ***

with a copy to:	Fredrikson & Byron P.A.
200 South Sixth Street, Suite 4000
Minneapolis, Minnesota 55402
Attn: ***
Email: ***

If to Bank:	Silicon Valley Bank
3475 Piedmont Road, Suite 560
Atlanta, Georgia 30305
Attn: ***
Email: ***

with a copy to:	Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108
	Attn:	***
	Fax:	***
	Email:	***

11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

Except as otherwise expressly provided in any of the Loan Documents, New York law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in New York, New York; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

This Section 11 shall survive the termination of this Agreement.

12. GENERAL PROVISIONS

12.1 Termination Prior to Revolving Line Maturity Date; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied. So long as Borrower has satisfied the Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement, and any Obligations under Bank Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement), this Agreement may be terminated prior to the Revolving Line Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

12.2 Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents.

12.3 Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party against Bank in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

12.4 Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5 Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6 Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.

12.7 Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9 Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain (other than as a result of its disclosure by Bank in violation of this Agreement) after disclosure to Bank; or (ii) disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use anonymous forms of confidential information for aggregate datasets, for analyses or reporting, and for any other uses not expressly prohibited in writing by Borrower. The provisions of the immediately preceding sentence shall survive the termination of this Agreement.

12.10 Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.11 Right of Setoff. Borrower hereby grants to Bank a Lien and a right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a subsidiary of Bank) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may setoff the same or any part thereof and apply the same to any liability or Obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.12 Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.13 Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.14 Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.15 Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

13. DEFINITIONS

13.1 Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is, as to any Person, any “account” of such Person as “account” is defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to such Person.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Adjusted EBITDA” shall mean, as calculated on a consolidated basis with respect to Borrower and its Subsidiaries, (a) Net Income, plus (b) Interest Expense, plus (c) to the extent deducted in the calculation of Net Income, depreciation expense and amortization expense, plus (d) income tax expense, plus (e) non-cash stock-based compensation expense, plus (f) Non-Recurring Expenses as agreed to by Bank in writing from time to time, in its sole and absolute discretion.

“Administrator” is an individual that is named:

(a) as an “Administrator” in the “SVB Online Services” form completed by Borrower with the authority to determine who will be authorized to use SVB Online Services (as defined in the “Banking Terms and Conditions”) on behalf of Borrower; and

(b) as an Authorized Signer of Borrower in an approval by the Board.

“Advance” or “Advances” means a revolving credit loan (or revolving credit loans) under the Revolving Line.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members. For purposes of the definition of Eligible Accounts, Affiliate shall include a Specified Affiliate.

“Agreement” is defined in the preamble hereof.

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents, including making (and executing if applicable) any Credit Extension request, on behalf of Borrower.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the aggregate amount of (x) the amount available under the Borrowing Base plus (y) the Non-Formula Amount, minus (b) the outstanding principal balance of any Advances.

“Bank” is defined in the preamble hereof.

“Bank Entities” is defined in Section 12.9.

“Bank Expenses” are all audit fees (subject to the limitations contained in Section 6.6 herein) and expenses, costs, and expenses (including reasonable and documented attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower or any Guarantor.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Bank Services Agreement” is defined in the definition of Bank Services.

“Board” is Borrower’s board of directors.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Base” is eighty-five percent (85.0%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Report (and as may subsequently be updated by Bank based upon information received by Bank including, without limitation, Accounts that are paid and/or billed following the date of the Borrowing Base Report); provided, however, that Bank, upon prior notice to and in consultation with Borrower, has the right to decrease the foregoing percentage in its good faith business judgment to mitigate the impact of events, conditions, contingencies, or risks which may adversely affect the Collateral or its value.

“Borrowing Base Report” is that certain report of the value of certain Collateral in the form specified by Bank to Borrower from time to time.

“Borrowing Resolutions” are, with respect to any Person, those resolutions adopted by such Person’s board of directors (and, if required under the terms of such Person’s Operating Documents, stockholders) and delivered by such Person to Bank approving the Loan Documents to which such Person is a party and the transactions contemplated thereby, together with a certificate executed by its secretary on behalf of such Person certifying (a) such Person has the authority to execute, deliver, and perform its obligations under each of the Loan Documents to which it is a party, (b) that set forth as a part of or attached as an exhibit to such certificate is a true, correct, and complete copy of the resolutions then in full force and effect authorizing and ratifying the execution, delivery, and performance by such Person of the Loan Documents to which it is a party, (c) the name(s) of the Person(s) authorized to execute the Loan Documents, including making (and executing if applicable) any Credit Extension request, on behalf of such Person, together with a sample of the true signature(s) of such Person(s), and (d) that Bank may conclusively rely on such certificate unless and until such Person shall have delivered to Bank a further certificate canceling or amending such prior certificate.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Collateral Account” is defined in Section 6.3(c).

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year-after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Change in Control” means (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of forty-nine percent (49%) or more of the ordinary voting power for the election of directors of Borrower (determined on a fully diluted basis) other than by the sale of Borrower’s equity securities in a public offering or to venture capital or private equity investors so long as Borrower identifies to Bank the venture capital or private equity investors at least seven (7) Business Days prior to the closing of the transaction and provides to Bank a description of the material terms of the transaction; (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) at any time, Borrower shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100.0%) of each class of outstanding capital stock of each Subsidiary of Borrower free and clear of all Liens (except Liens created by this Agreement).

“Claims” is defined in Section 12.3.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of New York; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Advance, any Overadvance, or any other extension of credit by Bank for Borrower’s benefit.

“Currency” is coined money and such other banknotes or other paper money as are authorized by law and circulate as a medium of exchange.

“Default Rate” is defined in Section 2.4(b).

“Deferred Revenue” is all amounts received or invoiced in advance of performance under contracts and not yet recognized as revenue.

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is the account number ending xxxxxxx308 (last three digits) maintained by Borrower with Bank (provided, however, if no such account number is included, then the Designated Deposit Account shall be any deposit account of Borrower maintained with Bank as chosen by Bank).

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Effective Date” is defined in the preamble hereof.

“Eligible Accounts” means Accounts owing to Borrower which arise in the ordinary course of Borrower’s business that meet all Borrower’s representations and warranties in Section 5.3, that have been, at the option of Bank, confirmed in accordance with Section 6.3(f) of this Agreement, and are due and owing from Account Debtors deemed creditworthy by Bank in its good faith business judgment. Bank reserves the right at any time after the Effective Date to adjust any of the criteria set forth below and to establish new criteria in its good faith business judgment. Unless Bank otherwise agrees in writing, Eligible Accounts shall not include:

(a) Accounts (i) for which the Account Debtor is Borrower’s Affiliate, officer, employee, investor, or agent, or (ii) that are intercompany Accounts;

(b) Accounts that the Account Debtor has not paid within one hundred twenty (120) days of invoice date regardless of invoice payment period terms;

(c) Accounts with credit balances over one hundred twenty (120) days from invoice date;

(d) Accounts owing from an Account Debtor if fifty percent (50%) or more of the Accounts owing from such Account Debtor have not been paid within one hundred twenty (120) days of invoice date;

(e) Accounts owing from an Account Debtor (i) which does not have its principal place of business in the United States or (ii) whose billing address (as set forth in the applicable invoice for such Account) is not in the United States, unless in the case of both (i) and (ii) such Accounts are otherwise approved by Bank in writing on a case-by-case basis in its sole discretion;

(f) Accounts billed from and/or payable to Borrower outside of the United States (sometimes called foreign invoiced accounts);

(g) Accounts in which Bank does not have a first priority, perfected security interest under all applicable laws;

(h) Accounts billed and/or payable in a Currency other than Dollars;

(i) Accounts owing from an Account Debtor to the extent that Borrower is indebted or obligated in any manner to the Account Debtor (as creditor, lessor, supplier or otherwise – sometimes called “contra” accounts, accounts payable, customer deposits or credit accounts) (excluding customary credits, adjustments and/or discounts given to an Account Debtor by Borrower in the ordinary course of business);

(j) Accounts with or in respect of accruals for marketing allowances, incentive rebates, price protection, cooperative advertising and other similar marketing credits, unless otherwise approved by Bank in writing;

(k) Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof unless Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended;

(l) Accounts with customer deposits and/or with respect to which Borrower has received an upfront payment, to the extent of such customer deposit and/or upfront payment;

(m) Accounts for demonstration or promotional equipment, or in which goods are consigned, or sold on a “sale guaranteed”, “sale or return”, “sale on approval”, or other terms if Account Debtor’s payment may be conditional;

(n) Accounts owing from an Account Debtor where goods or services have not yet been rendered to the Account Debtor (sometimes called memo billings or pre-billings);

(o) Accounts subject to contractual arrangements between Borrower and an Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements (but only to the extent the Account Debtor has a right of offset for damages suffered as a result of Borrower’s failure to perform in accordance with the contract) (sometimes called contracts accounts receivable, progress billings, milestone billings, or fulfillment contracts);

(p) Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of Borrower’s complete performance (but only to the extent of the amount withheld; sometimes called retainage billings);

(q) Accounts subject to trust provisions, subrogation rights of a bonding company, or a statutory trust;

(r) Accounts owing from an Account Debtor that has been invoiced for goods that have not been shipped to the Account Debtor unless Bank, Borrower, and the Account Debtor have entered into an agreement acceptable to Bank wherein the Account Debtor acknowledges that (i) it has title to and has ownership of the goods wherever located, (ii) a bona fide sale of the goods has occurred, and (iii) it owes payment for such goods in accordance with invoices from Borrower (sometimes called “bill and hold” accounts);

(s) Accounts for which the Account Debtor has not been invoiced (other than Eligible Unbilled Accounts);

(t) Accounts that represent non-trade receivables or that are derived by means other than in the ordinary course of Borrower’s business;

(u) Accounts for which Borrower has permitted Account Debtor’s payment to extend beyond ninety (90) days (including Accounts with a due date that is more than ninety (90) days from invoice date);

(v) Accounts arising from chargebacks, debit memos or other payment deductions taken by an Account Debtor (but excluding chargebacks determined invalid and subsequently collected by Borrower);

(w) Accounts arising from product returns and/or exchanges (sometimes called “warranty” or “RMA” accounts);

(x) Accounts in which the Account Debtor disputes liability or makes any claim (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding (whether voluntary or involuntary), or becomes insolvent, or goes out of business;

(y) Accounts owing from an Account Debtor with respect to which Borrower has received Deferred Revenue (but only to the extent of such Deferred Revenue);

(z) Accounts owing from an Account Debtor, whose total obligations to Borrower exceed twenty-five percent (25.0%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing; and

(aa) Accounts for which Bank in its good faith business judgment determines collection to be doubtful, including, without limitation, accounts represented by “refreshed” or “recycled” invoices.

“Eligible Unbilled Accounts” are Accounts that meet all of the following criteria: (a) such Accounts are unconditionally and contractually owing to Borrower and deemed acceptable by Bank in its sole and absolute discretion; (b) such Accounts have not been billed; (c) such Accounts meet all of Borrower’s representations and warranties in Section 5.3 of this Agreement; and (d) such Accounts are Eligible Accounts, but for subsection (s) of the definition of Eligible Accounts; provided, however, that the aggregate amount of Eligible Unbilled Accounts shall not at any time exceed fifteen percent (15.0%) of the lesser of (i) amount of the Borrowing Base and (ii) the Revolving Line. For the sake of clarity, at any time that an Account no longer meets each of the above-referenced criteria (including, without limitation, when such Account is billed), such Account shall no longer be an Eligible Unbilled Account.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Foreign Currency” means lawful money of a country other than the United States.

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any Person providing a guaranty in favor of Bank.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Initial Audit” is Bank’s inspection of Borrower’s Accounts, the Collateral, and Borrower’s Books, with results satisfactory to Bank in its sole and absolute discretion.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how and operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to such Person;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Interest Expense” means for any fiscal period, interest expense (whether cash or non-cash) determined in accordance with GAAP for the relevant period ending on such date, including, in any event, interest expense with respect to any Credit Extension and other Indebtedness of Borrower and its Subsidiaries, including, without limitation or duplication, all commissions, discounts, or related amortization and other fees and charges with respect to letters of credit and bankers’ acceptance financing and the net costs associated with interest rate swap, cap, and similar arrangements, and the interest portion of any deferred payment obligation (including leases of all types).

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is each of Borrower’s (a) Chief Executive Officer, who is John T. Treace as of the Effective Date, and (b) Chief Financial Officer, who is Robert P. Jordheim as of the Effective Date.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Perfection Certificate, any Control Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Bank, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Monthly Financial Statements” is defined in Section 6.2(c).

“Net Income” means, as calculated on a consolidated basis for Borrower and its Subsidiaries for any period as at any date of determination, the net profit (or loss), after provision for taxes, of Borrower and its Subsidiaries for such period taken as a single accounting period.

“Non-Formula Amount” is the lesser of (i) Five Hundred Thousand Dollars ($500,000.00) and (ii) thirty-five percent (35.0%) of Eligible Accounts.

“Non-Recurring Expenses” means expenses that are one time in nature resulting from acquisitions, the closing of a specific business unit, severance costs paid to terminated employees, payroll expenses related to terminated employees, or similar expenses.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Bank Expenses, the Termination Fee, the Revolving Line Commitment Fee and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, all obligations relating to Bank Services and interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Overadvance” is defined in Section 2.3.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment Date” is the last calendar day of each month.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date which is shown on the Perfection Certificate;

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f) Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder;

(g) other unsecured Indebtedness not otherwise permitted by Section 7.4 not exceeding One Hundred Thousand Dollars ($100,000.00) in the aggregate outstanding at any time; and

(h) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments (including, without limitation, Subsidiaries) existing on the Effective Date which are shown on the Perfection Certificate;

(b) Investments consisting of Cash Equivalents;

(a) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(b) Investments consisting of deposit accounts in which Bank has a first priority perfected security interest;

(c) Investments accepted in connection with Transfers permitted by Section 7.1;

(d) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board;

(e) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business; and

(f) other Investments not otherwise permitted by Section 7.7 not exceeding One Hundred Thousand Dollars ($100,000.00) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a) Liens existing on the Effective Date which are shown on the Perfection Certificate or arising under this Agreement or the other Loan Documents;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on Borrower’s Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Fifty Thousand Dollars ($50,000.00) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(e) Liens incurred in the extension, renewal or refinancing of the Indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(f) leases or subleases of real property granted in the ordinary course of Borrower’s business;

(g) non-exclusive license of Intellectual Property granted to third parties in the ordinary course of business;

(h) Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7; and

(i) Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Bank has a first priority perfected security interest in the amounts held in such deposit and/or securities accounts.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Remaining Months Liquidity” means, for any trailing three-month period as of any date of determination, the ratio of (i) the sum of Borrower’s and its Subsidiaries’ unrestricted and unencumbered cash at Bank plus the unused Availability Amount; to (ii) Adjusted EBITDA.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the Chief Executive Officer, President, Chief Financial Officer and Controller of Borrower.

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with Bank’s right to sell any Collateral.

“Revolving Line” is an aggregate principal amount equal to Five Million Dollars ($5,000,000.00).

“Revolving Line Commitment Fee” is defined in Section 2.5(a).

“Revolving Line Maturity Date” is the date that is three (3) years from the Effective Date.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Specified Affiliate” is any Person (a) more than ten percent (10.0%) of whose aggregate issued and outstanding equity or ownership securities or interests, voting, non-voting or both, are owned or held directly or indirectly, beneficially or of record, by Borrower, and/or (b) whose equity or ownership securities or interests representing more than ten percent (10.0%) of such Person’s total outstanding combined voting power are owned or held directly or indirectly, beneficially or of record, by Borrower.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower or Guarantor.

“Termination Fee” is defined in Section 2.5(b).

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1.

“Transition Period” is the period of time commencing on the Effective Date, and continuing through the earlier to occur of (i) one hundred twenty (120) days after the Effective Date or (ii) an Event of Default.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective

BORROWER:

TREACE MEDICAL CONCEPTS, INC.

By:	/s/ Robert P. Jordheim
Name: Robert P. Jordheim
Title: CFO

BANK:

SILICON VALLEY BANK

By:	/s/ Scott McCarty
Name: Scott McCarty
Title: Director

Signature Page to Loan and Security Agreement

EXHIBIT A

COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located;

and all Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.

Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its Intellectual Property without Bank’s prior written consent.

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	TREACE MEDICAL CONCEPTS, INC.

The undersigned authorized officer of TREACE MEDICAL CONCEPTS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below, (2) there are no continuing Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited)	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Inventory reports	Monthly within 30 days	Yes No
Borrowing Base Reports	monthly within 30 days	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies
Maintain as indicated:
Remaining Months Liquidity (at all times, tested monthly)	6x Remaining Months Liquidity	$	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

TREACE MEDICAL CONCEPTS, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER

Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Remaining Months Liquidity (Section 6.9)

Required: Commencing with the monthly period ending February 28, 2018 and as of the last day of each monthly period ending thereafter, in each case measured on an average trailing three month basis, achieve Remaining Months Liquidity of at least six (6) months.

Actual:

A. Aggregate value of the unrestricted and unencumbered cash of Borrower and its Subsidiaries maintained at Bank	$
B. Aggregate value of the unused Availability Amount	$
C. CASH PLUS AVAILABILITY (line A plus line B)	$
D. Net Income	$
E Interest Expense	$
F. To the extent deducted in the calculation of Net Income, depreciation expense and amortization expense	$
G. Income tax expense	$
H. Non-cash stock-based compensation expense	$
I. Non-Recurring Expenses (as agreed to by Bank in writing)	$
J. ADJUSTED EBITDA (line D plus line E plus line F plus line G plus line H plus line I minus)	$
K. Remaining Months Liquidity (line C divided by (absolute value of line J)	$

Is line J equal to or greater than 6.00?

             No, not in compliance                          Yes, in compliance

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 14th day of February, 2019 by and between SILICON VALLEY BANK (“Bank”) and TREACE MEDICAL CONCEPTS, INC., a Delaware corporation (“Borrower”), whose address is 203 Fort Wade Road, Suite 150, Ponte Vedra, Florida 32081.

RECITALS

Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 18, 2018 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

Borrower has requested that Bank amend the Loan Agreement to (i) provide for a new term loan, (ii) provide for a new financial covenant and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 1 (Accounting and Other Terms). Section 1 is amended in its entirety and replaced with the following:

“ 1 Accounting and Other Terms.

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Notwithstanding the foregoing, all financial covenant and other financial calculations shall be computed with respect to Borrower only, and not on a consolidated basis. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.”

2.2 Section 2.2.1 (Term Loan). The Loan Agreement is amended by inserting the following new provision to appear as Section 2.2.1 (Term Loan Advances) thereof:

“ 2.2.1 Term Loan Advances.

(a) Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request, Bank shall make one (1) term loan advance (the “Term A Loan Advance”) to Borrower on or about the First Amendment Effective Date, in an original principal amount of Ten Million Dollars ($10,000,000.00). Subject to the terms and conditions of this Agreement, upon Borrower’s request, during the Draw Period, Bank shall make one (1) term loan advance (the “Term B Loan Advance”) available to Borrower in an original principal amount of Five Million Dollars ($5,000,000.00). The Term A Loan Advance and Term B Loan Advance are each hereinafter referred to singly as the “Term Loan Advance” and collectively as the “Term Loan Advances”. After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.

(b) Interest Period. Commencing on the first (1st) Payment Date of the month following the month in which the Funding Date of the applicable Term Loan Advance occurs, and continuing on each Payment Date thereafter, Borrower shall make monthly payments of interest on such Term Loan Advance at the rate set forth in Section 2.4(a)(ii).

(c) Repayment. Commencing on the Term Loan Amortization Date, and continuing on each Payment Date thereafter, Borrower shall repay the Term Loan Advances in (i) consecutive equal monthly installments of principal according to the Repayment Schedule, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.4(a)(ii). All outstanding principal and accrued and unpaid interest under the Term Loan Advances, and all other outstanding Obligations hereunder with respect to the Term Loan Advances, are due and payable in full on the Term Loan Maturity Date.

(d) Mandatory Prepayment Upon an Acceleration. If the Term Loan Advances are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of: (i) all outstanding principal plus accrued and unpaid interest, (ii) the Prepayment Premium, (iii) the Final Payment, plus (iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

(e) Permitted Prepayment of Term Loan Advances. Borrower shall have the option to prepay all, but not less than all, of the Term Loan Advances advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to prepay the Term Loan Advances at least ten (10) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued and unpaid interest, (B) the Prepayment Premium, (C) the Final Payment, plus (D) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.”

2.3 Section 2.3 (Overadvances). Section 2.3 is amended in its entirety and replaced with the following:

“ 2.3 Overadvances. If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Revolving Line or the Borrowing Base, Borrower shall immediately pay to Bank in cash the amount of such excess (such excess, the “Overadvance”). Without limiting Borrower’s obligation to repay Bank any Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at a per annum rate equal to the rate that is otherwise applicable to Advances plus four percent (4.0%).”

2.4 Section 2.4(a) (Interest Rate). Section 2.4(a) is amended in its entirety and replaced with the following:

“ (a) Interest Rate.

(i) Advances. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to (A) at all times prior to the First Amendment Effective Date, one percent (1.00%) above the Prime Rate and (B) at all times after the First Amendment Effective Date, the greater of (i) one percent (1.00%) above the Prime Rate and (ii) six and one-quarter of one percent (6.25%), which interest, in each case, shall be payable monthly in accordance with Section 2.4(d) below.

(ii) Term Loan Advances. Subject to Section 2.4(b), the principal amount outstanding under the Term Loan Advances shall accrue interest at a floating per annum rate equal to the greater of (A) two and one-quarter of one percent (2.25%) above the Prime Rate and (B) seven and one-half of one percent (7.50%), which interest, in each case, shall be payable monthly in accordance with Section 2.4(d) below.”

2.5 Section 2.6 (Fees). Section 2.6 is amended by (i) deleting “and” appearing at the end of subsection (b), (ii) re-lettering subsection (c) as subsection (e), and (iii) inserting the following new subsections (c) and (d):

“ (c) Prepayment Premium. The Prepayment Premium, when due hereunder;

  (d) Final Payment. The Final Payment, when due hereunder; and”

2.6 Section 3.4 (Procedures for Borrowing). Section 3.4 is amended in its entirety and replaced with the following:

“ 3.4 Procedures for Borrowing.

(a) Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Bank (which notice shall be irrevocable) by electronic mail by 12:00 p.m. Eastern time on the Funding Date of the Advance. Such notice shall be made by Borrower through Bank’s online banking program, provided, however, if Borrower is not utilizing Bank’s online banking program, then such notice shall be in a written format acceptable to Bank that is executed by an Authorized Signer. Bank shall have received satisfactory evidence that the Board has approved that such Authorized Signer may provide such notices and request Advances. In connection with any such notification, Borrower must promptly deliver to Bank by electronic mail or through Bank’s online banking program such reports and information, including without limitation, sales journals, cash receipts journals, accounts receivable aging reports, as Bank may request in its sole discretion. Bank shall credit proceeds of an Advance to the Designated Deposit Account. Bank may make Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Advances are necessary to meet Obligations which have become due.

(b) Term Loan Advances. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan Advance set forth in this Agreement, to obtain a Term Loan Advance, Borrower (via an individual duly authorized by an Administrator) shall notify Bank (which notice shall be irrevocable) by electronic mail by 12:00 p.m. Eastern time on the Funding Date of such Term Loan Advance. Such notice shall be made by Borrower through Bank’s online banking program, provided, however, if Borrower is not utilizing Bank’s online banking program, then such notice shall be in a written format acceptable to Bank that is executed by an Authorized Signer. Bank shall have received satisfactory evidence that the Board has approved that such Authorized Signer may provide such notices and request Term Loan Advances. In connection with such notification, Borrower must promptly deliver to Bank by electronic mail or through Bank’s online banking program a completed Payment/Advance Form executed by an Authorized Signer together with such other reports and information, as Bank may request in its reasonable discretion. Bank shall credit proceeds of any Term Loan Advance to the Designated Deposit Account. Bank may make Term Loan Advances under this Agreement based on instructions from an Authorized Signer or without instructions if the Term Loan Advances are necessary to meet Obligations which have become due.”

2.7 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2 is amended by (i) deleting the “and” appearing at the end of subsection (i), (ii) re-lettering subsection (j) as subsection (k), and (iii) inserting the following new subsection (j):

“ (j) prompt written notice of any changes to the beneficial ownership information set out in Section 2 of the Perfection Certificate. Borrower understands and acknowledges that Bank relies on such true, accurate and up-to-date beneficial ownership information to meet Bank’s regulatory obligations to obtain, verify and record information about the beneficial owners of its legal entity customers; and”

2.8 Section 6.3(b) (Disputes). Section 6.3(b) is amended by deleting subsection (iii) and inserting in lieu thereof:

“(iii) after taking into account all such discounts, settlements and forgiveness, the total outstanding Advances will not exceed the lesser of either the Revolving Line or the Borrowing Base.”

2.9 Section 6.6 (Access to Collateral; Books and Records). The last sentence of Section 6.6 is deleted in its entirety and replaced with the following:

“In the event Borrower and Bank schedule an audit more than eight (8) days in advance, and Borrower cancels or seeks to or reschedules the audit with less than eight (8) days written notice to Bank, then (without limiting any of Bank’s rights or remedies) Borrower shall pay Bank a fee of Two Thousand Dollars ($2,000.00) plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.”

2.10 Section 6.9 (Financial Covenant – Minimum Remaining Monthly Liquidity). Section 6.9 is amended in its entirety and replaced with the following:

“ 6.9 Financial Covenants.

(a) Minimum Remaining Monthly Liquidity. Commencing with the monthly period ending February 28, 2018 and as of the last day of each monthly period ending thereafter, through and including January 31, 2019, in each case measured on an average trailing three month basis, achieve Remaining Months Liquidity of at least six (6) months.

(b) Minimum Revenue. Achieve, to be tested as of the last day of each calendar month commencing with the monthly period ending February 28, 2019, minimum revenue (determined in accordance with GAAP), calculated with respect to Borrower only and not on a consolidated basis, measured on a trailing six (6) month basis, of at least:

Trailing Six (6) Month Period Ending	Minimum Revenue

January 31, 2019	$11,635,688.00
February 28, 2019	$11,605,325.00
March 31, 2019	$11,655,317.00
April 30, 2019	$10,988,513.00
May 31, 2019	$9,995,602.00
June 30, 2019	$8,601,799.00
July 31, 2019	$8,804,409.00
August 31, 2019	$9,331,263.00
September 30, 2019	$9,761,248.00
October 31, 2019	$11,096,755.00
November 30, 2019	$12,688,047.00
December 31, 2019	$15,920,811.00
January 31, 2020	$16,659,591.00
February 29, 2020	$16,961,726.00
March 31, 2020	$17,463,289.00
April 30, 2020	$16,912,698.00
May 31, 2020	$16,244,826.00
June 30, 2020	$14,194,555.00
July 31, 2020	$14,528,899.00
August 31, 2020	$15,398,305.00
September 30, 2020	$16,107,860.00
October 31, 2020	$18,311,693.00
November 30, 2020	$20,937,617.00
December 31, 2020	$26,272,274.00

With respect to the period ending January 31, 2021 and each testing period thereafter, the levels of minimum revenue shall be set based upon the greater of (a) (i) with respect to the testing periods ending in 2021, a revenue projection of Forty-Six Million Dollars ($46,000,000.00) (allocated to each testing period for such year based upon the respective percentages in the Board- approved plan) and (ii) with respect to the testing periods ending in 2022, a revenue projection of Fifty-Five Million Dollars ($55,000,000.00) (allocated to each testing period for such year based upon the respective percentages in the Board-approved plan) and (b) seventy percent (70.0%) of Borrower’s projected revenues for such year (to be calculated consistent with the manner in which the minimum revenue amounts were calculated above for 2019 through 2020), and, which shall be mutually agreed to by Borrower and Bank after consultation with Borrower, based upon, among other factors, Bank’s then current underwriting and Borrower’s Board-approved operating plan and financial projections (which projections shall reflect year-over-year growth of at least thirty percent (30.0%)). With respect thereto:

(a) Borrower’s failure to either (1) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before February 28, 2021, to any revenue covenant levels determined in accordance with this Section 6.9(b) and proposed by Bank to Borrower with respect to any period from January 31, 2021 through and including December 31, 2021 or (2) deliver to Bank, on or before January 30, 2021, Borrower’s Board-approved operating plan and financial projections, with respect to Borrower’s fiscal year ending December 31, 2021, shall result in an immediate Event of Default for which there shall be no grace or cure period;

(b) Borrower’s failure to either (1) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before February 28, 2022, to any revenue covenant levels determined in accordance with this Section 6.9(b) and proposed by Bank to Borrower with respect to any period from January 31, 2022 through and including December 31, 2022 or (2) deliver to Bank, on or before January 30, 2022, Borrower’s Board-approved operating plan and financial projections, with respect to Borrower’s fiscal year ending December 31, 2022, shall result in an immediate Event of Default for which there shall be no grace or cure period; and

(c) Borrower’s failure to either (1) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before February 28, 2023, to any revenue covenant levels determined in accordance with this Section 6.9(b) and proposed by Bank to Borrower with respect to any period from January 31, 2023 through and including December 31, 2023 or (2) deliver to Bank, on or before January 30, 2023, Borrower’s Board-approved operating plan and financial projections, with respect to Borrower’s fiscal year ending December 31, 2023, shall result in an immediate Event of Default for which there shall be no grace or cure period.

2.11 Section 6.12 (Online Banking). Section 6.12 shall be amended by deleting subsection (b) thereof and inserting in lieu thereof the following:

“ (b) Comply with the terms of Bank’s Online Banking Agreement as in effect from time to time and ensure that all persons utilizing Bank’s online banking platform are duly authorized to do so by an Administrator. Bank shall be entitled to assume the authenticity, accuracy and completeness on any information, instruction or request for a Credit Extension submitted via Bank’s online banking platform and to further assume that any submissions or requests made via Bank’s online banking platform have been duly authorized by an Administrator.”

2.12 Section 7.2 (Changes in Business, Management, Control, or Business Locations). Section 7.2 of the Loan Agreement is hereby amended by inserting the following sentence to appear as the penultimate sentence in the second paragraph thereof:

“If Borrower intends to add any new offices or business locations, including warehouses, containing in excess of Fifty Thousand Dollars ($50,000.00) of Borrower’s assets or property, then Borrower shall cause the landlord of any such new offices or business locations, including warehouses, to execute and deliver a landlord consent in form and substance satisfactory to Bank.”

2.13 Section 8.1 (Payment Default). Section 8.1 is amended in its entirety and replaced with the following:

“Section 8.1 Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Term Loan Maturity Date or the Revolving Line Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);”

2.14 Section 9.4 (Application of Payments and Proceeds Upon Default). Section 9.4 is amended in its entirety and replaced with the following:

“ 9.4 Application of Payment and Proceeds Upon Default. If an Event of Default has occurred and is continuing (or at any time on the terms set forth in Section 6.3(c), regardless of whether an Event of Default exists), Bank shall have the right to apply in any order any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations. Bank shall pay any surplus to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, the Proceeds of Collection shall upon receipt by Bank be paid to and applied as follows:

First, to the payment of then outstanding Bank Expenses, including all amounts expended by Bank to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances;

Second, to the payment of all accrued and unpaid interest owing to Bank on the Revolving Line;

Third, to the payment of the outstanding principal owing to Bank on the Revolving Line;

Fourth, to the payment of the premiums, Revolving Line Commitment Fee, Termination Fee, or other early termination fees (if applicable) owing to Bank on the Revolving Line;

Fifth, to the payment of all other outstanding and unpaid Obligations owing to Bank under the Revolving Line (including indemnification claims not otherwise satisfied pursuant to the preceding clauses);

Sixth, to the payment of all accrued and unpaid interest owing to Bank on the Term Loan Advances;

Seventh, to the payment of the outstanding principal owing to Bank on the Term Loan Advances;

Eighth, to the payment of the outstanding premiums (if any), the Prepayment Premium, and the Final Payment, owing to Bank on the Term Loan Advances;

Ninth, to the payment of all other outstanding and unpaid Obligations owing to Bank under the Term Loan Advances (including indemnification claims not otherwise satisfied pursuant to the preceding clauses);

Tenth, to the payment of all outstanding and unpaid Obligations owing to Bank under Bank Services Agreements (including indemnification claims not otherwise satisfied pursuant to the preceding clauses);

Eleventh, to the payment of all other outstanding and unpaid Obligations owing to Bank (including indemnification claims not otherwise satisfied pursuant to the preceding clauses); and

Twelfth, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.”

2.15 Section 12.1 (12.1 Termination Prior to Revolving Line Maturity Date; Survival). Section 12.1 is amended in its entirety and replaced with the following:

“ 12.1 Termination Prior to Maturity Date; Survival. All covenants, representations and warranties made in this Agreement shall continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied. So long as Borrower has satisfied the Obligations (other than inchoate indemnity obligations, and any other obligations which, by their terms, are to survive the termination of this Agreement, and any Obligations under Bank

Services Agreements that are cash collateralized in accordance with Section 4.1 of this Agreement), this Agreement may be terminated prior to the Revolving Line Maturity Date or Term Loan Maturity Date by Borrower, effective three (3) Business Days after written notice of termination is given to Bank. Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.”

2.16 Section 12.2 (12.2 Successors and Assigns). The last sentence of Section 12.2 is deleted in its entirety and replaced with the following:

“Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms thereof).”

2.17 Section 12.9 (Confidentiality). Subsection 12.9(b) is amended in its entirety and replaced with the following:

“(b) subject to an agreement containing provisions substantially the same as those of this Section 12.9, to any assignee or purchaser of or participant in, or any prospective assignee or purchaser of or participant in, any of Bank’s rights and obligations under this Agreement;”

2.18 Section 13 (Definitions). The following term and its definition set forth in Section 13.1 is deleted in its entirety:

“Non-Formula Amount” is the lesser of (i) Five Hundred Thousand Dollars ($500,000.00) and (ii) thirty-five percent (35.0%) of Eligible Accounts.

2.19 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Administrator” is an individual that is named:

(a) as an “Administrator” in the “SVB Online Services” form completed by Borrower with the authority to determine who will be authorized to use SVB Online Services (as defined in Bank’s Online Banking Agreement as in effect from time to time) on behalf of Borrower; and

(b) as an Authorized Signer of Borrower in an approval by the Board.

“Availability Amount” is (a) the lesser of (i) the Revolving Line or (ii) the amount available under the Borrowing Base, minus (b) the outstanding principal balance of any Advances.

“Borrowing Base” is eighty-five percent (85.0%) of Eligible Accounts, as determined by Bank from Borrower’s most recent Borrowing Base Report; provided, however, that Bank, upon prior notice to and in consultation with Borrower, has the right to decrease the foregoing percentage in its good faith business judgment to mitigate the impact of events, conditions, contingencies, or risks which may adversely affect the Collateral or its value.”

“Credit Extension” is any Advance, any Term Loan Advance, any Overadvance, or any other extension of credit by Bank for Borrower’s benefit.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Perfection Certificate, the Warrant, any Control Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Bank, all as amended, restated, or otherwise modified.

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Bank Expenses, the Termination Fee, the Revolving Line Commitment Fee, the Prepayment Premium, the Final Payment, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents (other than the Warrant), or otherwise, including, without limitation, all obligations relating to Bank Services and interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents (other than the Warrant).

“Revolving Line Maturity Date” is February 1, 2023.

2.20 Section 13.1 (Definitions). The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1 thereof:

“Draw Period” is the period of time commencing upon the occurrence of the Milestone Event and continuing through the earlier to occur of (a) July 31, 2020 or (b) an Event of Default.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to the original principal amount of the Term Loan Advances extended by Bank to Borrower hereunder, multiplied by three and one-half of one percent (3.50%), due on the earliest to occur of (a) the Term Loan Maturity Date, (b) the payment in full of the Term Loan Advances, (c) as required by Section 2.2.1(d) or Section 2.2.1(e), or (d) the termination of this Agreement.

“First Amendment Effective Date” is February 14, 2019.

“Milestone Event” means delivery by Borrower to Bank, on or prior to July 31, 2020, of evidence satisfactory to Bank in Bank’s sole and absolute discretion that Borrower has achieved net revenue (calculated with respect to Borrower only and not on a consolidated basis), determined in accordance with GAAP, of at least Thirty-Two Million Five Hundred Thousand Dollars ($32,500,000.00) for a trailing twelve (12) month period ending no later than July 31, 2020 (which twelve (12) month period shall end no earlier than the last day of the first (1st) calendar month ending after the First Amendment Effective Date).

“Prepayment Premium” shall be an additional fee payable to Bank, with respect to the Term Loan Advances, in an amount equal to:

(a) for a prepayment of the Term Loan Advances made on or prior to the first (1st) anniversary of the First Amendment Effective Date, Four Hundred Fifty Thousand Dollars ($450,000.00);

(b) for a prepayment of the Term Loan Advances made after the first (1st) anniversary of the First Amendment Effective Date, but on or prior to the second (2nd) anniversary of the First Amendment Effective Date, Two Hundred Twenty-Five Thousand Dollars ($225,000.00); and

(c) for a prepayment of the Term Loan Advances made after the second (2nd) anniversary of the First Amendment Effective Date, Zero Dollars ($0.00).

“Proceeds of Collection” is defined in Section 9.4.

“Repayment Schedule” means the period of time equal to twenty-four (24) consecutive months; provided, however, if the Term B Loan Advance is made, the Repayment Schedule shall be the period of time equal to eighteen (18) consecutive months.

“Term A Loan Advance” is defined in Section 2.2.1(a).

“Term B Loan Advance” is defined in Section 2.2.1(a).

“Term Loan Advance” and “Term Loan Advances” are each defined in Section 2.2.1(a).

“Term Loan Amortization Date” is March 1, 2021; provided, however, if the Term B Loan Advance is made, the Term Loan Amortization Date shall be September 1, 2021.

“Term Loan Maturity Date” is February 1, 2023.

“Warrant” is, collectively, (i) that certain warrant to purchase stock by and between Borrower and WestRiver Innovation Lending Fund VIII, L.P. dated as of the First Amendment Effective Date and (ii) that certain warrant to purchase stock by and between Borrower and Bank dated as of the First Amendment Effective Date, as each may be amended, modified, supplemented, or restated from time to time.

2.21 Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

2.22 Exhibit C (Loan Payment/Advance Request Form). The Loan Agreement is amended by inserting the Loan Payment/Advance Form attached as Schedule 2 hereto to appear as Exhibit C to the Loan Agreement.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendment dated as of the date hereof (the “Updated Perfection Certificate”) which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of April 18, 2018. Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment to Bank of (i) the fully earned, non-refundable term loan commitment fee in an amount equal to One Hundred Fifty Thousand Dollars ($150,000.00), and (ii) Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TREACE MEDICAL CONCEPTS, INC.

By:	/s/ Scott McCarty	By:	/s/ Robert P. Jordheim
Name:	Scott McCarty	Name:	Robert P. Jordheim
Title:	Director	Title:	CFO

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	TREACE MEDICAL CONCEPTS, INC.

The undersigned authorized officer of TREACE MEDICAL CONCEPTS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                  with all required covenants except as noted below, (2) there are no continuing Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statements (CPA Audited)	FYE within 150 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings and Inventory reports	Monthly within 30 days	Yes No

Borrowing Base Reports	Monthly within 30 days	Yes No

Board approved projections	FYE within 30 days and as amended/updated	Yes No

Financial Covenant	Required		Actual	Complies
Achieve as indicated:
Minimum Revenue	$	*	$	Yes No

*as set forth in Section 6.9(b)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

TREACE MEDICAL CONCEPTS, INC.	BANK USE ONLY
By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Minimum Revenue (Section 6.9(b))

Required: Achieve, to be tested as of the last day of each calendar month commencing with the monthly period ending February 28, 2019, minimum revenue (determined in accordance with GAAP), calculated with respect to Borrower only and not on a consolidated basis, measured on a trailing six (6) month basis, of at least:

Trailing Six (6) Month Period Ending	Minimum Revenue
January 31, 2019	$11,635,688.00
February 28, 2019	$11,605,325.00
March 31, 2019	$11,655,317.00
April 30, 2019	$10,988,513.00
May 31, 2019	$9,995,602.00
June 30, 2019	$8,601,799.00
July 31, 2019	$8,804,409.00
August 31, 2019	$9,331,263.00
September 30, 2019	$9,761,248.00
October 31, 2019	$11,096,755.00
November 30, 2019	$12,688,047.00
December 31, 2019	$15,920,811.00
January 31, 2020	$16,659,591.00
February 29, 2020	$16,961,726.00
March 31, 2020	$17,463,289.00
April 30, 2020	$16,912,698.00
May 31, 2020	$16,244,826.00
June 30, 2020	$14,194,555.00
July 31, 2020	$14,528,899.00
August 31, 2020	$15,398,305.00
September 30, 2020	$16,107,860.00
October 31, 2020	$18,311,693.00
November 30, 2020	$20,937,617.00
December 31, 2020	$26,272,274.00

Actual: A. $

Is line A equal to or greater than $                 *?

*As set forth above

No, not in compliance	Yes, in compliance

Schedule 2

EXHIBIT C – LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS NOON EASTERN TIME

Fax To:	Date:

LOAN PAYMENT:	TREACE MEDICAL CONCEPTS, INC.
From Account #		To Account #
	(Deposit Account #)		(Loan Account #)
Principal $		and/or Interest $
Authorized Signature:		Phone Number:
Print Name/Title:

LOAN ADVANCE:
Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.
From Account #		To Account #
	(Loan Account #)		(Deposit Account #)

Amount of Term Loan Advance $
All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST:
Complete only if all or a portion of funds from the loan advance above is to be wired. Deadline for same day processing is noon, Eastern Time
Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):

(For International Wire Only)

Intermediary Bank:		Transit (ABA) #:
For	Further		Credit	to:

Special		Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone#:	Telephone#

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 30th day of December, 2019 by and between SILICON VALLEY BANK (“Bank”) and TREACE MEDICAL CONCEPTS, INC., a Delaware corporation (“Borrower”), whose address is 203 Fort Wade Road, Suite 150, Ponte Vedra, Florida 32081.

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 18, 2018, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2019 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) increase the Term Loan Advances and Revolving Line, (ii) revise the Minimum Revenue financial covenant, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2.1(a) (Term Loan Advances). Section 2.2.1(a) is amended in its entirety and replaced with the following:

“ (a) Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request, Bank shall make one (1) term loan advance (the “Term A Loan Advance”) to Borrower on or about the First Amendment Effective Date, in an original principal amount of Ten Million Dollars ($10,000,000.00). Subject to the terms and conditions of this Agreement, upon Borrower’s request, during the Draw Period, Bank shall make one (1) term loan advance available to Borrower consisting of (i) one (1)

term loan advance in an original principal amount of Five Million Dollars ($5,000,000.00) (the “Term B1 Loan Advance”) and (ii) one (1) term loan advance in an original principal amount of Five Million Dollars ($5,000,000.00) (the “Term B2 Loan Advance”). Collectively, the Term B1 Loan Advance and the Term B2 Loan Advance shall be in an aggregate original principal amount of Ten Million Dollars ($10,000,000.00) (the “Term B Loan Advance”). Subject to the terms and conditions of this Agreement, upon Borrower’s request, during the Second Draw Period, Bank shall make one (1) term loan advance (the “Term C Loan Advance”) available to Borrower in an original principal amount of Five Million Dollars ($5,000,000.00). The Term A Loan Advance, Term B Loan Advance and Term C Loan Advance are each hereinafter referred to singly as the “Term Loan Advance” and collectively as the “Term Loan Advances”. After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.”

2.2 Section 2.4(a)(ii) (Interest Rate). Section 2.4(a)(ii) is amended in its entirety and replaced with the following:

“ (ii) Term Loan Advances. Subject to Section 2.4(b), the principal amount outstanding under the Term Loan Advances shall accrue interest at a floating per annum rate equal to the greater of (A) two and one-quarter of one percent (2.25%) above the Prime Rate and (B) (1) with respect to the Term A Loan Advance and the Term B Loan Advance, seven and one-half of one percent (7.50%) and (2) with respect to the Term C Loan Advance, seven percent (7.0%), which interest, in each case, shall be payable monthly in accordance with Section 2.4(d) below.”

2.3 Section 6.8(a) (Accounts). Section 6.8(a) is amended in its entirety and replaced with the following:

“ (a) After the expiration of the Transition Period, maintain its and all of its Subsidiaries’ operating accounts, the Cash Collateral Account and excess cash with Bank and Bank’s Affiliates. In addition, Borrower shall use Bank and Bank’s Affiliates for all cash management and letters of credit banking. Further, Borrower will use its best efforts to use Bank and Bank’s Affiliates for all business credit card banking, including Borrower’s existing credit card banking currently serviced by American Express. Any Guarantor shall maintain all operating accounts and excess cash with Bank and Bank’s Affiliates.”

2.4 Section 6.9(b) (Minimum Revenue). Section 6.9(b) is amended in its entirety and replaced with the following:

“ (b) Minimum Revenue. Achieve, to be tested as of the last day of each calendar month commencing with the monthly period ending February 28, 2019, minimum revenue (determined in accordance with GAAP), calculated with respect to Borrower only and not on a consolidated basis, measured on a trailing six (6) month basis, of at least:

Trailing Six (6) Month Period Ending	Minimum Revenue
January 31, 2019	$11,635,688.00
February 28, 2019	$11,605,325.00
March 31, 2019	$11,655,317.00
April 30, 2019	$10,988,513.00
May 31, 2019	$9,995,602.00
June 30, 2019	$8,601,799.00
July 31, 2019	$8,804,409.00
August 31, 2019	$9,331,263.00
September 30, 2019	$9,761,248.00
October 31, 2019	$11,096,755.00
November 30, 2019	$12,688,047.00
December 31, 2019	$15,920,811.00
January 31, 2020	$16,668,682.00
February 29, 2020	$17,324,445.00
March 31, 2020	$17,969,777.00
April 30, 2020	$18,364,010.00
May 31, 2020	$17,567,677.00
June 30, 2020	$15,819,621.00
July 31, 2020	$16,588,565.00
August 31, 2020	$18,253,969.00
September 30, 2020	$19,704,481.00
October 31, 2020	$21,916,674.00
November 30, 2020	$25,827,552.00
December 31, 2020	$32,180,378.00

With respect to the period ending January 31, 2021 and each testing period thereafter, the levels of minimum revenue shall be set based upon the greater of (a) (i) with respect to the testing periods ending in 2021, a revenue projection of Fifty-Six Million Dollars ($56,000,000.00) (allocated to each testing period for such year based upon the respective percentages in the Board-approved plan) and (ii) with respect to the testing periods ending in 2022, a revenue projection of Sixty-Five Million Dollars ($65,000,000.00) (allocated to each testing period for such year based upon the respective percentages in the Board-approved plan) and (b) seventy percent (70.0%) of Borrower’s projected revenues for such year (to be calculated consistent with the manner in which the minimum revenue amounts were calculated above for 2019 through 2020), and, which shall be mutually agreed to by Borrower and Bank after consultation with Borrower, based upon, among other factors, Bank’s then current underwriting and Borrower’s Board-approved operating plan and financial projections (which projections shall reflect year-over-year growth of at least thirty percent (30.0%)). With respect thereto:

(a) Borrower’s failure to either (1) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before February 28, 2021, to any revenue covenant levels determined in accordance with this Section 6.9(b) and proposed by Bank to Borrower with respect to any period from January 31, 2021 through and including December 31, 2021 or (2) deliver to Bank, on or before January 30, 2021, Borrower’s Board-approved operating plan and financial projections, with respect to Borrower’s fiscal year ending December 31, 2021, shall result in an immediate Event of Default for which there shall be no grace or cure period;

(b) Borrower’s failure to either (1) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before February 28, 2022, to any revenue covenant levels determined in accordance with this Section 6.9(b) and proposed by Bank to Borrower with respect to any period from January 31, 2022 through and including December 31, 2022 or (2) deliver to Bank, on or before January 30, 2022, Borrower’s Board-approved operating plan and financial projections, with respect to Borrower’s fiscal year ending December 31, 2022, shall result in an immediate Event of Default for which there shall be no grace or cure period; and

(c) Borrower’s failure to either (1) agree in writing (which agreement shall be set forth in a written amendment to this Agreement) on or before February 28, 2023, to any revenue covenant levels determined in accordance with this Section 6.9(b) and proposed by Bank to Borrower with respect to any period from January 31, 2023 through and including December 31, 2023 or (2) deliver to Bank, on or before January 30, 2023, Borrower’s Board-approved operating plan and financial projections, with respect to Borrower’s fiscal year ending December 31, 2023, shall result in an immediate Event of Default for which there shall be no grace or cure period.

2.5 Section 7.1 (Dispositions). The first clause appearing in Section 7.1 is amended in its entirety and replaced with the following:

“Borrower shall not do any of the following without Bank’s prior written consent, which consent shall not be unreasonably withheld: convey, sell, lease, transfer, assign, or otherwise dispose of (including, without limitation, pursuant to a Division) (collectively, “Transfer”),”

2.6 Section 7.3 (Mergers or Acquisitions). Section 7.3 is hereby amended in its entirety and replaced with the following:

“7.3 Mergers or Acquisitions. Borrower shall not do any of the following without Bank’s prior written consent, which consent shall not be unreasonably withheld: merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person (including, without limitation, by the formation of any Subsidiary or pursuant to a Division), without the prior written consent of Bank. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.”

2.7 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“ “Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to (a) the sum of (i) the original principal amount of the Term A Loan Advance extended by Bank to Borrower hereunder plus (ii) the original principal amount of the Term B1 Loan Advance extended by Bank to Borrower hereunder, multiplied by three and one-half of one percent (3.50%), plus (b) (i) the original principal amount of the Term B2 Loan Advance extended by Bank to Borrower hereunder plus (ii) the original principal amount of the Term C Loan Advance extended by Bank to Borrower hereunder, multiplied by four and three-quarters of one percent (4.75%), due on the earliest to occur of (a) the Term Loan Maturity Date, (b) the payment in full of the Term Loan Advances, (c) as required by Section 2.2.1(d) or Section 2.2.1(e), or (d) the termination of this Agreement.”

“ “Prepayment Premium” shall be an additional fee payable to Bank

(a) with respect to the Term A Loan Advance, in an amount equal to:

(i) for a prepayment of the Term A Loan Advance made on or prior to the first (1st) anniversary of the First Amendment Effective Date, Three Hundred Thousand Dollars ($300,000.00);

(ii) for a prepayment of the Term A Loan Advance made after the first (1st) anniversary of the First Amendment Effective Date, but on or prior to the second (2nd) anniversary of the First Amendment Effective Date, One Hundred Fifty Thousand Dollars ($150,000.00); and

(iii) for a prepayment of the Term A Loan Advance made after the second (2nd) anniversary of the First Amendment Effective Date, Zero Dollars ($0.0).

(b) with respect to the Term B1 Loan Advance, in an amount equal to:

(i) for a prepayment of the Term B1 Loan Advance made on or prior to the first (1st) anniversary of the First Amendment Effective Date, One Hundred Fifty Thousand Dollars ($150,000.00);

(ii) for a prepayment of the Term B1 Loan Advance made after the first (1st) anniversary of the First Amendment Effective Date, but on or prior to the second (2nd) anniversary of the First Amendment Effective Date, Seventy-Five Thousand Dollars ($75,000.00); and

(iii) for a prepayment of the Term B1 Loan Advance made after the second (2nd) anniversary of the First Amendment Effective Date, Zero Dollars ($0.0).

(c) with respect to the Term B2 Loan Advance, in an amount equal to:

(i) for a prepayment of the Term B2 Loan Advance made on or prior to the first (1st) anniversary of the Second Amendment Effective Date, One Hundred Fifty Thousand Dollars ($150,000.00);

(ii) for a prepayment of the Term B2 Loan Advance made after the first (1st) anniversary of the Second Amendment Effective Date, but on or prior to the second (2nd) anniversary of the Second Amendment Effective Date, Seventy-Five Thousand Dollars ($75,000.00); and

(iii) for a prepayment of the Term B2 Loan Advance made after the second (2nd) anniversary of the Second Amendment Effective Date, Zero Dollars ($0.0).

(d) with respect to the Term C Loan Advance, in an amount equal to:

(i) for a prepayment of the Term C Loan Advance made on or prior to the first (1st) anniversary of the Second Amendment Effective Date, One Hundred Fifty Thousand Dollars ($150,000.00);

(ii) for a prepayment of the Term C Loan Advance made after the first (1st) anniversary of the Second Amendment Effective Date, but on or prior to the second (2nd) anniversary of the Second Amendment Effective Date, Seventy-Five Thousand Dollars ($75,000.00); and

(iii) for a prepayment of the Term C Loan Advance made after the second (2nd) anniversary of the Second Amendment Effective Date, Zero Dollars ($0.0).

Notwithstanding the foregoing, provided no Event of Default has occurred and is continuing, Bank’s portion of the Prepayment Premium shall be waived by Bank if Bank closes on the refinance and redocumentation of this Agreement (in its sole and absolute discretion) prior to the Term Loan Maturity Date.”

“ “Repayment Schedule” means the period of time equal to twenty-four (24) consecutive months; provided, however, if the Term B Loan Advance is made, the Repayment Schedule shall be the period of time equal to eighteen (18) consecutive months; and provided further, if the Term C Loan Advance is made, the Repayment Schedule shall be the period of time equal to twelve (12) consecutive months.”

“ “Revolving Line” is (a) prior to the occurrence of the Increase Event, an aggregate principal amount equal to Five Million Dollars ($5,000,000.00) and (b) upon and after the occurrence of the Increase Event, an aggregate principal amount equal to Ten Million Dollars ($10,000,000.00).”

“ “Term Loan Amortization Date” is March 1, 2021; provided, however, if the Term B Loan Advance is made, the Term Loan Amortization Date shall be September 1, 2021; and provided further, if the Term C Loan Advance is made, the Term Loan Amortization Date shall be March 1, 2022.”

“ “Warrant” is, collectively, (a) that certain warrant to purchase stock by and between Borrower and WestRiver Innovation Lending Fund VIII, L.P. dated as of the First Amendment Effective Date, (b) that certain warrant to purchase stock by and between Borrower and Bank dated as of the First Amendment Effective Date, (c) that certain warrant to purchase stock by and between Borrower and WestRiver Innovation Lending Fund VIII, L.P. dated as of the Second Amendment Effective Date, and (d) that certain warrant to purchase stock by and between Borrower and Bank dated as of the Second Amendment Effective Date as each may be amended, modified, supplemented, or restated from time to time.”

2.8 Section 13.1 (Definitions). The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1 thereof:

“ “Division” means, in reference to any Person which is an entity, the division of such Person into two (2) or more separate Persons, with the dividing Person either continuing or terminating its existence as part of such division, including, without limitation, as contemplated under Section 18-217 of the Delaware Limited Liability Company Act for limited liability companies formed under Delaware law, or any analogous action taken pursuant to any other applicable law with respect to any corporation, limited liability company, partnership or other entity.”

“ “Increase Approval” means the occurrence of all of the following: (a) Borrower has requested an increase to the Revolving Line, (b) Bank has received all necessary internal and credit approvals for such increase, (c) Borrower has delivered financial and other information required by Bank, which shall be satisfactory to Bank in its sole discretion, (d) Borrower has agreed to any modifications to the terms of the Loan Documents proposed by Bank in its sole but reasonable discretion, (e) no Event of Default exists at the time the requested increase is to go into effect or would exist as a result of such increase, and (f) Bank has provided written approval in its sole discretion that such increase will occur. For clarity, upon satisfaction of each of the conditions in (a) through (e), the determination of whether to provide any such increase shall be in Bank’s sole discretion and shall in no event occur automatically.”

“ “Increase Event” occurs when both (a) the Increase Approval has occurred and (b) Bank has confirmed to Borrower in writing that the Revolving Line will be increased.”

“ “Milestone Event 2” means delivery by Borrower to Bank, on or prior to December 31, 2020, of evidence satisfactory to Bank in Bank’s sole and absolute discretion that Borrower has achieved net revenue (calculated with respect to Borrower only and not on a consolidated basis), determined in accordance with GAAP, of at least Fifty-Five Million Dollars ($55,000,000.00) for a trailing twelve (12) month period ending no later than December 31, 2020 (which twelve (12) month period shall end no earlier than the last day of the first (1st) calendar month ending after the Second Amendment Effective Date).

“ “Second Amendment Effective Date” is December 30, 2019.”

“ “Second Draw Period” is the period of time commencing upon the occurrence of Milestone Event 2 and continuing through March 31, 2021.”

“ “Term B1 Loan Advance” is defined in Section 2.2.1(a).”

“ “Term B2 Loan Advance” is defined in Section 2.2.1(a).”

“ “Term C Loan Advance” is defined in Section 2.2.1(a).”

2.9 Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendment (the “Updated Perfection Certificate”) dated as of the date hereof, which Updated Perfection Certificate shall supersede in all respects that certain Perfection Certificate dated as of February 14, 2019. Borrower agrees that all references in the Loan Agreement to “Perfection Certificate” shall hereinafter be deemed to be a reference to the Updated Perfection Certificate.

6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment to Bank of (i) the fully earned, non-refundable term loan commitment fee in an amount equal to One Hundred Thousand Dollars ($100,000.00), and (ii) Bank’s legal fees and expenses incurred in connection with this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TREACE MEDICAL CONCEPTS, INC.

By:	/s/ Scott McCarty	By:	/s/ Robert P. Jordheim
Name: Scott McCarty		Name: Robert P. Jordheim
Title: Director		Title: CFO

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:
FROM: TREACE MEDICAL CONCEPTS, INC.

The undersigned authorized officer of TREACE MEDICAL CONCEPTS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below, (2) there are no continuing Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statements (CPA Audited)	FYE within 150 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings and Inventory reports	Monthly within 30 days	Yes No
Borrowing Base Reports	Monthly within 30 days	Yes No
Board approved projections	FYE within 30 days and as amended/updated	Yes No

Financial Covenant	Required	Actual	Complies
Achieve as indicated:
Minimum Revenue	$*	$	Yes No

*	as set forth in Section 6.9(b)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

TREACE MEDICAL CONCEPTS, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER

Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Minimum Revenue (Section 6.9(b))

Required: Achieve, to be tested as of the last day of each calendar month commencing with the monthly period ending February 28, 2019, minimum revenue (determined in accordance with GAAP), calculated with respect to Borrower only and not on a consolidated basis, measured on a trailing six (6) month basis, of at least:

Trailing Six (6) Month Period Ending	Minimum Revenue
January 31, 2019	$11,635,688.00
February 28, 2019	$11,605,325.00
March 31, 2019	$11,655,317.00
April 30, 2019	$10,988,513.00
May 31, 2019	$9,995,602.00
June 30, 2019	$8,601,799.00
July 31, 2019	$8,804,409.00
August 31, 2019	$9,331,263.00
September 30, 2019	$9,761,248.00
October 31, 2019	$11,096,755.00
November 30, 2019	$12,688,047.00
December 31, 2019	$15,920,811.00
January 31, 2020	$16,668,682.00
February 29, 2020	$17,324,445.00
March 31, 2020	$17,969,777.00
April 30, 2020	$18,364,010.00
May 31, 2020	$17,567,677.00
June 30, 2020	$15,819,621.00
July 31, 2020	$16,588,565.00
August 31, 2020	$18,253,969.00
September 30, 2020	$19,704,481.00
October 31, 2020	$21,916,674.00

Trailing Six (6) Month Period Ending	Minimum Revenue
November 30, 2020	$25,827,552.00
December 31, 2020	$32,180,378.00

Actual: A. $___________

Is line A equal to or greater than $_________*?

*	As set forth above

             No, not in compliance                          Yes, in compliance

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 3rd day of August, 2020 by and between SILICON VALLEY BANK (“Bank”) and TREACE MEDICAL CONCEPTS, INC., a Delaware corporation (“Borrower”), whose address is 203 Fort Wade Road, Suite 150, Ponte Vedra, Florida 32081.

RECITALS

Bank and Borrower have entered into that certain Loan and Security Agreement dated as of April 18, 2018, as amended by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2019, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of December 30, 2019 (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

Borrower has requested that Bank amend the Loan Agreement to (i) increase the Revolving Line, (ii) insert new financial covenants and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement .

2.1 Section 1 (Accounting and Other Terms). Section 1 is amended in its entirety and replaced with the following:

“ 1 Accounting and Other Terms.

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.”

2.2 Section 2.2.1 (Term Loan Advances). Section 2.2.1 is amended in its entirety and replaced with the following:

“2.2.1 Term Loan Advances. [intentionally deleted].”

2.3 Section 2.4(a) (Interest Rate). Section 2.4(a) is amended in its entirety and replaced with the following:

“ (a) Interest Rate.

(i) Advances. Subject to Section 2.4(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to (A) at all times prior to the Third Amendment Effective Date, the greater of (i) one percent (1.00%) above the Prime Rate and (ii) six and one-quarter of one percent (6.25%) and (B) at all times after the Third Amendment Effective Date, the greater of (i) one percent (1.00%) above the Prime Rate and (ii) five percent (5.00%), which interest, in each case, shall be payable monthly in accordance with Section 2.4(d) below.

(ii) [intentionally deleted].”

2.4 Section 2.5 (Fees). Section 2.5 is amended by (i) deleting subsection (b) in its entirety and inserting the new subsection (b) in lieu thereof, (ii) deleting “and” appearing at the end of subsection (d), (iii) re-lettering subsection (e) as subsection (f), and (iv) inserting the following new subsection (e):

“ (b) Termination Fee. Upon termination of this Agreement or the termination of the Revolving Line for any reason prior to the second (2nd) anniversary of the Third Amendment Effective Date, in addition to the payment of any other amounts then-owing, a termination fee in an amount equal to one percent (1.0%) of the Revolving Line (the “Termination Fee”);”

“ (e) Anniversary Fee. For each twelve (12) month anniversary of the Third Amendment Effective Date, a non-refundable anniversary fee (each, an “Anniversary Fee” and, collectively, the “Anniversary Fees”) equal to Thirty-One Thousand Two Hundred Fifty Dollars ($31,250.00) which shall be fully earned as of the Third Amendment Effective Date (in a maximum amount of Ninety-Three Thousand Seven Hundred Fifty Dollars ($93,750.00), which for the avoidance of doubt, does not include the 2020 Commitment Fee) and due and payable on the earliest to occur of (i) such twelve (12) month anniversary of the Third Amendment Effective Date, (ii) the Revolving Line Maturity Date, (iii) the occurrence of an Event of Default, provided that such Anniversary Fee shall be due and payable, at the election of Bank and (iv) the termination of this Agreement; and”

2.5 Section 3.4 (Procedures for Borrowing). Section 3.4(b) is amended in its entirety and replaced with the following:

“ (b) Term Loan Advances. [intentionally deleted].”

2.6 Section 5.3 (Accounts Receivable; Inventory). Section 5.3 is amended in its entirety and replaced with the following:

“5.3 Accounts Receivable; Inventory.

(a) For each Account with respect to which Advances are requested, on the date each Advance is requested and made, such Account shall be an Eligible Account.

(b) All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Eligible Accounts are and shall be true and correct and all such invoices, instruments and other documents, and all of Borrower’s Books are genuine and in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Eligible Account shall comply in all material respects with all applicable laws and governmental rules and regulations. Borrower has no knowledge of any actual or imminent Insolvency Proceeding of any Account Debtor whose accounts are Eligible Accounts in any Borrowing Base Report. To the best of Borrower’s knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Eligible Accounts are genuine, and all such documents, instruments and agreements are legally enforceable in accordance with their terms.

(c) For any item of Inventory consisting of Eligible Inventory in any Borrowing Base Report, such Inventory (i) consists of finished goods, in good, new, and salable condition, which is not perishable, returned, consigned, obsolete, not sellable, damaged, or defective, and is not comprised of demonstrative or custom inventory, works in progress, packaging or shipping materials, or supplies; (ii) meets all applicable governmental standards; (iii) has been manufactured in compliance with the Fair Labor Standards Act; (iv) is not subject to any Liens, except the first priority Liens granted or in favor of Bank under this Agreement or any of the other Loan Documents; and (v) is located in the United States (A) at the locations identified by Borrower in the Perfection Certificate where it maintains Inventory (or at any location permitted under Section 7.2) and such locations are subject to a bailee waiver/ and or landlord’s consent, in form and substance acceptable to Bank in its sole discretion (the “Third Party Locations”) and has been held at said Third Party Location for less than one hundred eighty (180) days or (B) in the direct possession of Borrower’s sales representatives.”

2.7 Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a) is deleted in its entirety and replaced with the following:

“(a) a Borrowing Base Report (and any schedules related thereto and including any other information requested by Bank with respect to Borrower’s Accounts), within thirty (30) days after the end of each month, in which an Advance is outstanding or has been requested;”

2.8 Section 6.3 (Accounts Receivable). Sections 6.3(c) and 6.3(d) are amended in their entirety and replaced with the following:

“ (c) Collection of Accounts. Borrower shall direct Account Debtors to deliver or transmit all proceeds of Accounts into a lockbox account, or such other “blocked account” as specified by Bank (either such account, the “Cash Collateral Account”). Whether or not an Event of Default has occurred and is continuing, Borrower shall immediately deliver all payments on and proceeds of Accounts to the Cash Collateral Account. Subject to Bank’s right to maintain a reserve pursuant to Section 6.3(d), all amounts received in the Cash Collateral Account shall be (i) when a Streamline Period is not in effect, applied to immediately reduce the Obligations under the Revolving Line (unless Bank, in its sole discretion, at times when an Event of Default exists, elects not to so apply such amounts), or (ii) when a Streamline Period is in effect, transferred on a daily basis to Borrower’s operating account with Bank. Borrower hereby authorizes Bank to transfer to the Cash Collateral Account any amounts that Bank reasonably determines are proceeds of the Accounts (provided that Bank is under no obligation to do so and this allowance shall in no event relieve Borrower of its obligations hereunder).

(d) Reserves. Notwithstanding any terms in this Agreement to the contrary, at times when an Event of Default exists, Bank may hold any proceeds of the Accounts and any amounts in the Cash Collateral Account that are not applied to the Obligations pursuant to Section 6.3(c) above (including amounts otherwise required to be transferred to Borrower’s operating account with Bank when a Streamline Period is in effect) as a reserve to be applied to any Obligations regardless of whether such Obligations are then due and payable.”

2.9 Section 6.7(b) (Insurance). Section 6.7(b) is amended in its entirety and replaced with the following:

“ (b) Ensure that proceeds payable under any property policy with respect to the Collateral are, at Bank’s option, payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy with respect to any Collateral up to One Hundred Thousand Dollars ($100,000.00) with respect to any loss, but not exceeding Two Hundred Thousand Dollars ($200,000.00) in the aggregate for all losses under all casualty policies with respect to the Collateral in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy with respect to the Collateral shall, at the option of Bank, be payable to Bank on account of the Obligations.”

2.10 Section 6.9 (Financial Covenants). Section 6.9 is amended in its entirety and replaced with the following:

“6.9. Financial Covenants.

(a) Minimum Liquidity. Borrower (calculated on a consolidated basis with respect to Borrower and its Subsidiaries) shall maintain at all times, to be tested as of the last day of each month, Liquidity in an amount greater than Three Million Dollars ($3,000,000.00).

(b) Minimum Revenue. Borrower (calculated on a consolidated basis with respect to Borrower and its Subsidiaries) shall achieve, to be tested on the last day of each calendar year, annual Revenue from sales of the Procedure:

(i) during the twelve-month period beginning on January 1, 2021, of at least $50,000,000;

(ii) during the twelve-month period beginning on January 1, 2022, of at least $60,000,000;

(iii) during the twelve-month period beginning on January 1, 2023, of at least $70,000,000; and

(iv) during the twelve-month period beginning on January 1, 2024 and during each twelve-month period beginning on each January 1 thereafter, of at least $80,000,000.”

2.11 Section 6.10(b) (Protection of Intellectual Property Rights). Section 6.10(b) is amended in its entirety and replaced with the following:

“ (b) Provide written notice to Bank within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public).”

2.12 Section 8 (Events of Default). The Loan Agreement is amended by inserting the following new provision to appear as Section 8.12 thereof:

“ 8.12. CRG Credit Agreement. The occurrence of an Event of Default (as defined in the CRG Credit Agreement) under the CRG Credit Agreement.”

2.13 Section 9.4 (Application of Payments and Proceeds Upon Default). Section 9.4 is amended in its entirety and replaced with the following:

“ 9.4 Application of Payment and Proceeds Upon Default. If an Event of Default has occurred and is continuing (or at any time on the terms set forth in

Section 6.3(c), regardless of whether an Event of Default exists), Bank shall have the right to apply in any order any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations. Bank shall pay any surplus to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.”

2.14 Section 13 (Definitions). The definition of “Eligible Accounts” is amended by (i) deleting subsection (s) in its entirety and inserting the following new subsection (s) in lieu thereof, (ii) deleting “and” at the end of subsection (z), (iii) relettering subsection (aa) as subsection (bb), and (iv) inserting the following new subsection (aa):

“(s) Accounts for which the Account Debtor has not been invoiced (other than Eligible Unbilled Accounts, provided that a Streamline Period is in effect);”

“(aa) Accounts generated from licenses with respect to Borrower’s Intellectual Property; and”

2.15 Section 13 (Definitions). The definition of “Permitted Indebtedness” is amended by (i) deleting “and” appearing at the end of subsection (g), (ii) deleting the “.” at the end of subsection (h) and inserting “; and” in lieu thereof, and (iii) inserting the following new subsection (i):

“ (i) subject to the execution of the Intercreditor Agreement and delivery to Bank of the executed CRG Credit Agreement, in each case, in form and substance satisfactory to Bank, Borrower’s Indebtedness to the CRG Lenders pursuant to that certain Term Loan Agreement dated as of July 31, 2020, by and between Borrower, the Subsidiary Guarantors (as defined in the CRG Credit Agreement) party thereto, the Lenders (as defined in the CRG Credit Agreement) party thereto, and CRG Agent (as the same may from time to time be further amended, modified, supplemented or restated, the “CRG Credit Agreement”).”

2.16 Section 13 (Definitions). The definition of “Permitted Liens” is amended by (i) deleting “and” appearing at the end of subsection (h), (ii) deleting the “.” at the end of subsection (i) and inserting “; and” in lieu thereof, and (iii) inserting the following new subsection (j):

“ (j) Liens in favor of CRG Agent securing the Indebtedness described in clause (i) of the definition of Permitted Indebtedness; provided, however, that such Liens are only on the CRG Senior Collateral (as defined in the Intercreditor Agreement);”

2.17 Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are amended in their entirety and replaced with the following:

“ “Borrowing Base” is (a) eighty-five percent (85.0%) of Eligible Accounts plus (b) at all times when a Streamline Period is in effect, the lesser of (i) fifty percent (50.0%) of the value of Borrower’ s Eligible Inventory (valued at the lower of cost or wholesale market value) and (ii) Three Million Dollars ($3,000,000.00), in each case, as determined by Bank from Borrower’s most recent Borrowing Base Report; provided, however, that Bank, upon prior notice to and in consultation with Borrower, has the right to decrease the foregoing percentage in its good faith business judgment to mitigate the impact of events, conditions, contingencies, or risks which may adversely affect the Collateral or its value.”

“ “Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than two (2) years from the date of acquisition, (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., (c) demand deposit accounts, savings deposit accounts and certificates of deposit maturing no more than eighteen (18) months after issue, (d) money market funds publicly traded or regulated by a Governmental Authority at least ninety five percent (95%) of the assets of which are invested in cash equivalents of the type described in clauses (a) through (c) above, and (e) any other similar investments made pursuant to Borrower’s board approved investment policy.”

“ “Copyright” is defined in the definition of Intellectual Property.”

“ “Credit Extension” is any Advance, any Overadvance, or any other extension of credit by Bank for Borrower’s benefit.”

“ “Draw Period” is the period of time commencing upon the occurrence of the Milestone Event and ending upon the Third Amendment Effective Date.”

“ “Eligible Unbilled Accounts” are Accounts that meet all of the following criteria: (a) such Accounts are unconditionally and contractually owing to Borrower and deemed acceptable by Bank in its sole and absolute discretion; (b) such Accounts have not been billed; (c) such Accounts meet all of Borrower’s representations and warranties in Section 5.3 of this Agreement; and (d) such Accounts are Eligible Accounts, but for subsection (s) of the definition of Eligible Accounts; provided, however, that the aggregate amount of Eligible Unbilled Accounts shall not at any time exceed ten percent (10.0%) of the lesser of (i) amount of the Borrowing Base and (ii) the Revolving Line. For the sake of clarity, at any time that an Account no longer meets each of the above-referenced criteria (including, without limitation, when such Account is billed), such Account shall no longer be an Eligible Unbilled Account.”

“ “Intellectual Property” means, collectively, all copyrights, copyright registrations and applications for copyright registrations of Borrower, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto (collectively, “Copyrights”), all patents and patent applications of Borrower, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations in part thereof, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto (collectively, “Patents”), and all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations of Borrower, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world (collectively, “Trademarks”), together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark, together with (a) all inventions, processes, production methods, proprietary information, know- how, trade secrets, domain names and websites; (b) all licenses or user or other agreements granted by or to Borrower with respect to any of the foregoing; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by Borrower; (g) source codes, proprietary or confidential information, procedures, data bases, skill, expertise, experience, processes, models, materials, records and (h) all causes of action, claims and warranties now or hereafter owned or acquired by Borrower in respect of any of the items listed above, in each case whether now or hereafter owned or used.”

“ “Inventory” is all “inventory” as defined in the UCC in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.”

“ “Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Perfection Certificate, the Warrant, the Intercreditor Agreement, any Control Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Bank, all as amended, restated, or otherwise modified.”

“ “Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Bank Expenses, the Termination Fee, the Revolving Line Commitment Fee, the Prepayment Premium, the Final Payment, the Anniversary Fee, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents (other than the Warrant), or otherwise, including, without limitation, all obligations relating to Bank Services and interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents (other than the Warrant).

“ “Patent” is defined in the definition of Intellectual Property.”

“ “Revolving Line” is an aggregate principal amount equal to Ten Million Dollars ($10,000,000.00).”

“ “Revolving Line Maturity Date” is August 3, 2024.”

“ “Second Draw Period” is the period of time commencing upon the occurrence of Milestone Event 2 and ending upon the Third Amendment Effective Date.”

“ “Trademark” is defined in the definition of Intellectual Property.”

2.18 Section 13.1 (Definitions). The Loan Agreement is amended by inserting the following new terms and their respective definitions to appear alphabetically in Section 13.1 thereof:

“ “2020 Commitment Fee” is defined in Section 8 of the Third Amendment.”

“ “Adjusted Quick Ratio” is, calculated with respect to Borrower only and not on a consolidated basis, the ratio of (a) Quick Assets to (b) Current Liabilities.”

“ “CRG Agent” is CRG Servicing LLC, a Delaware limited liability company in its capacity as administrative agent and collateral agent.”

“ “CRG Credit Agreement” is defined in subsection (i) of the definition of “Permitted Indebtedness.”

“ “CRG Lenders” means the Lenders (as defined in the CRG Credit Agreement) from time to time party to the CRG Credit Agreement.”

“ “Current Liabilities” are all obligations and liabilities of Borrower to Bank, plus, without duplication, the aggregate amount of Borrower’s Total Liabilities that mature within one (1) year.”

“ “Eligible Inventory” means Inventory that meets all of Borrower’s representations and warranties in Section 5.3 and is otherwise acceptable to Bank in all respects.”

“ “Intercreditor Agreement” means that certain Intercreditor Agreement by and between Bank and CRG Agent dated as of August 3, 2020, as may be amended, modified, supplemented, and/or restated from time to time.”

“ “Liquidity” means the balance of unencumbered (other than (i) Permitted Liens (provided, that there is no Event of Default under the Loan Agreement) and (ii) bankers liens, rights of setoff and similar Liens incurred on deposits, security accounts or other similar banking and securities intermediary arrangements, in each case, made in the ordinary course of business) cash and Cash Equivalents (which for greater certainty shall not include any undrawn credit lines), in each case to the extent held in an account over which either (a) CRG Agent has a perfected security interest or (b) Bank has a perfected security interest securing the Permitted Priority Debt (as defined in the CRG Credit Agreement).”

“ “Procedure” means medical procedures and related products used for corrective alignment via repositioning of the bone or bones causing a bunion deformity in a subject.”

“ “Quick Assets” is, on any date, Borrower’s unrestricted and unencumbered cash and Cash Equivalents at Bank and Bank’s Affiliates (including, but not limited to, pursuant to Bank’s cash sweep products) plus net billed accounts receivable, as determined according to GAAP, plus Eligible Unbilled Accounts.”

“ “Revenue” means, for any period, calculated on a consolidated basis with respect to Borrower and its Subsidiaries, net revenue for such period properly recognized under GAAP, consistently applied, less (a) all rebates, refunds, discounts and other price allowances and (b) upfront payments, milestones and other similar one-time payments received by Borrower or any Subsidiary, in each case, that are not related to the sale of products or services (including, for the avoidance of doubt, procedures).”

“ “Streamline Period” is, on and after the Third Amendment Effective Date, provided no Event of Default has occurred and is continuing, the period (a) commencing on the first (1st) day of the month following the day that Borrower provides to Bank a written report that Borrower has, at all times during the immediately preceding calendar month maintained an Adjusted Quick Ratio, as determined by Bank in its sole but reasonable discretion, of greater than 1.25 to 1.0 (the “Threshold Ratio”); and (b) terminating at the election of the Bank on the earlier to occur of (i) the occurrence of an Event of Default, and (ii) the first (1st) day thereafter in which Borrower fails to maintain the Threshold Ratio, as determined by Bank in its discretion. Upon the termination of a Streamline Period, Borrower must maintain the Threshold Ratio each consecutive day for one (1) month as determined by Bank in its discretion, prior to entering into a subsequent Streamline Period. Borrower shall give Bank prior written notice of Borrower’s election to enter into any such Streamline Period, and each such subsequent Streamline Period shall commence on the first (1st) day of the monthly period following the date Bank determines, in its sole but reasonable discretion, that the Threshold Ratio has been achieved.”

“ “Third Amendment” is that certain Third Amendment to Loan and Security Agreement by and between Borrower and Bank dated as of August 3, 2020.”

“ “Third Amendment Effective Date” is August 3, 2020.”

“ “Threshold Ratio” is defined in the definition of Streamline Period.”

“ “Total Liabilities” is, determined on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness.”

“ “UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.”

2.19 Exhibit A (Collateral Description). The Collateral Description appearing as Exhibit A to the Loan Agreement is deleted in its entirety and replaced with the Collateral Description attached as Schedule 1 attached hereto.

2.20 Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 2 attached hereto.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Post-Closing Deliverables. Borrower shall deliver to Bank within thirty (30) days after the Third Amendment Effective Date, evidence satisfactory to Bank that the insurance policies and endorsements of Borrower required by Section 6.7 of the Loan Agreement are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank.

6. Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 30, 2019, as amended as set forth on Schedule 3 attached hereto (as amended, the “Perfection Certificate”), between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof, except as set forth on Schedule 3 attached hereto.

7. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

8. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

9. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment to Bank of (i) the fully earned, non-refundable commitment fee in an amount equal to Thirty-One Thousand Two Hundred Fifty Dollars ($31,250.00) (the “2020 Commitment Fee”), and (ii) Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

SILICON VALLEY BANK		TREACE MEDICAL CONCEPTS, INC.

By:	/s/ Scott McCarthy	By:	/s/ John T. Treace

Name:	Scott McCarthy	Name:	John T. Treace

Title:	Director	Title:	CEO

Schedule 1

EXHIBIT A – COLLATERAL DESCRIPTION

The Collateral consists of all of the right, title and interest of Borrower in and to the following property:

(a) Accounts (other than IP/Equipment Accounts (as defined below)), (b) Inventory, (c) cash, Cash Equivalents, short and long term investments (other than any CRG Pledged Equity, regardless of whether such CRG Pledged Equity (x) is held in a securities account or (y) constitutes an investment), all bank accounts including, without limitation, all operating accounts, depository accounts, savings accounts, and securities accounts, and all property contained therein (other than any CRG Pledged Equity, regardless of whether such CRG Pledged Equity is held in a securities account), (d) all Debtor’s books and records relating to the foregoing, and (e) all proceeds of all of the foregoing (collectively, the “ABL Senior Collateral”); provided, however, that the Collateral shall not include the following: (i) any right, title or interest of Borrower in any Intellectual Property or any licenses thereof, (ii) any Accounts or proceeds arising from the sale, transfer, licensing or other disposition of any Intellectual Property (or licenses thereto) or from the sale, transfer, lease or other disposition of equipment, (provided in each case, with respect to cash or Cash Equivalent proceeds, solely to the extent that such cash proceeds constitute CRG Cash Collateral) (collectively, “IP/Equipment Accounts”), (iii) equipment, (iv) to the extent evidencing, governing, securing or otherwise related to equipment, any general intangibles, chattel paper, instruments or documents, (v) any CRG Pledged Equity, (vi) proceeds of the foregoing clauses (i) through (v) and the proceeds of insurance policies, (provided with respect to cash or Cash Equivalent proceeds, solely to the extent that such cash proceeds or Cash Equivalents constitute CRG Cash Collateral), and (vii) CRG Cash Collateral and the Designated CRG Account.

Capitalized terms used, but not otherwise defined herein, shall have the meaning as set forth:

“CRG Cash Collateral” means all cash and Cash Equivalents of Borrower that are Directly Traceable proceeds from (a) the sale or other disposition of the CRG Senior Collateral and which proceeds are held in the Designated CRG Account, (b) insurance policies with respect to any CRG Senior Collateral and which proceeds are held in the Designated CRG Account, and (c) the sale or other disposition of the CRG Senior Collateral or the proceeds of insurance policies with respect to any CRG Senior Collateral and which proceeds, in either case, are inadvertently deposited into a deposit or securities account that is not the Designated CRG Account (including a Non-Designated CRG Account); provided, that no later than the date seven (7) business days after the date such proceeds were inadvertently deposited into such account, CRG Agent has given Bank notice thereof.

“CRG Pledged Equity” means, collectively, the Equity Interests of each Obligor and each subsidiary and joint venture of an Obligor, whether now or hereafter owned, together in each case with (a) all certificates representing the same, (b) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of any CRG Pledged Equity, or resulting from a split-up, revision, reclassification or other like change of any CRG Pledged Equity or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, any CRG Pledged Equity, and (c) all Equity Interests of any successor entity of any merger or consolidation of an Obligor or any subsidiary or joint venture thereof.

“CRG Senior Collateral” means all collateral in which CRG Agent has a security interest which, for the avoidance of doubt, excludes the ABL Senior Collateral.

“Designated CRG Account” means Borrower’s account number ending x190 (last 3 digits) maintained with Silicon Valley Bank, which account is to be used solely to maintain CRG Cash Collateral and in which the CRG Agent holds a perfected first-priority security interest subject to a control agreement in form and substance acceptable to the CRG Agent and to which, at the direction of the CRG Agent, CRG Cash Collateral is deposited from time to time, which for the avoidance of doubt shall not include, subject to Section 16(c) of the Intercreditor Agreement, any ABL Senior Collateral.

“Directly Traceable” means, with respect to any cash or Cash Equivalent proceeds of CRG Senior Collateral (including any proceeds of insurance policies with respect thereto), that the deposit of the cash or Cash Equivalent proceeds from the sale or other disposition of the such CRG Senior Collateral (or from the insurance policy related thereto) into the applicable account shall have been documented, either by bank records relating to such deposit (e.g. copies of a deposited check or record of incoming funds transfers from the applicable purchaser, lessee or licensee of such CRG Senior Collateral), invoices, sale, license or lease agreements or other reasonable documentation that links the sale or other disposition of such CRG Senior Collateral (or the proceeds of the insurance policy related thereto) to the deposit of funds into the applicable account; provided, that to the extent such account is a Non-Designated CRG Account, upon request, Silicon Valley Bank shall provide to CRG Agent any bank records in its possession relating to such deposit (and the Obligors hereby expressly consent thereto).

“Equity Interests” means, with respect to any Person, any and all shares (including, for the avoidance of doubt, shares of capital stock), interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, but excluding debt securities convertible or exchangeable into such equity or other interests described in this definition.

“Non-Designated CRG Account” means the Borrower’s deposit accounts or securities accounts maintained by Silicon Valley Bank that do not constitute the Designated CRG Account.

“Obligors” means the Borrower and each other obligor under either the (i) Intercreditor Agreement and (ii) Loan Agreement.

Schedule 2

Exhibit B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	TREACE MEDICAL CONCEPTS, INC.

The undersigned authorized officer of TREACE MEDICAL CONCEPTS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below, (2) there are no continuing Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes	No
Annual financial statements (CPA Audited)	FYE within 150 days	Yes	No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes	No
A/R & A/P Agings and Inventory reports	Monthly within 30 days	Yes	No

Borrowing Base Reports	Within thirty (30) days after the end of each month, in which an Advance is outstanding or has been requested	Yes	No
Board approved projections	FYE within 30 days and as amended/updated	Yes	No

Streamline	Required	Actual	Eligible
Achieve as indicated:
Adjusted Quick Ratio	> 1.25:1.0	:1.0	Yes	No

Financial Covenant	Required	Actual	Complies
Achieve as indicated:
Liquidity	$ *	$	Yes	No
Minimum Revenue	$ **	$	Yes	No

*	as set forth in Section 6.9(a)
**	as set forth in Section 6.9(b)

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

TREACE MEDICAL CONCEPTS, INC.	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:
Verified:
AUTHORIZED SIGNER
Date:
	Compliance Status:	Yes No

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

FINANCIAL COVENANTS OF BORROWER

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

Minimum Liquidity (Section 6.9(a))

Required: Borrower (calculated on a consolidated basis with respect to Borrower and its Subsidiaries) shall maintain at all times, to be tested as of the last day of each month, Liquidity in an amount greater than Three Million Dollars ($3,000,000.00).

Actual: A. $

Is line A equal to or greater than $                 *?

* As set forth above

             No, not in compliance                Yes, in compliance

Minimum Revenue (Section 6.9(b))

Required: Borrower (calculated on a consolidated basis with respect to Borrower and its Subsidiaries) shall achieve, to be tested on the last day of each calendar year, annual Revenue from sales of the Procedure:

during the twelve-month period beginning on January 1, 2021, of at least $50,000,000;

during the twelve-month period beginning on January 1, 2022, of at least $60,000,000;

during the twelve-month period beginning on January 1, 2023, of at least $70,000,000; and

during the twelve-month period beginning on January 1, 2024 and during each twelve-month period beginning on each January 1 thereafter, of at least $80,000,000.”

Actual: A. $

Is line A equal to or greater than $                 *?

* As set forth above

             No, not in compliance                Yes, in compliance

Schedule 3

Updates to Perfection Certificate

1.	The information in Schedule 1(e) and Schedule 1(f) is replaced in its entirety by the attached Schedule 1(e/f).

2.	The information in Schedule 2(c) is replaced in its entirety by the attached Schedule 2(c).

3.	The information in Schedule 4(b) and Schedule 4(c) is replaced in its entirety by attached Schedule 4(b/c).

4.	The information in Schedule 5(a) is replaced in its entirety by the attached Schedule 5(a).

5.	The list of Patents, Patent Applications, Trademarks and Trademark application in Schedule 5(a) are amended and restated in its entirety to be replaced by:

Patent Applications and Registered Patents

Owner (Borrower/Grantor)	Title	Juris- diction	Serial No.	Filing Date	Patent No.	Issue Date
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	US	15/210,426	14-Jul-2016	9,936,994	10-Apr-2018
Treace Medical Concepts, Inc.	BONE HARVESTER AND BONE MARROW REMOVAL SYSTEM AND METHOD	US	14/724,072	28-May-2015	9,925,068	27-Mar-2018
Treace Medical Concepts, Inc.	BONE CUTTING GUIDE SYSTEMS AND METHODS	US	14/990,574	07-Jan-2016	9,687,250	27-Jun-2017
Treace Medical Concepts, Inc.	BONE POSITIONING AND PREPARING GUIDE SYSTEMS AND METHODS	US	14/981,335	28-Dec-2015	9,622,805	18-Apr-2017
Treace Medical Concepts, Inc.	INTRA-OSSEOUS PLATE SYSTEM AND METHOD	US	15/148,774	06-May-2016	10,653,467	19-May-2020
Treace Medical Concepts, Inc.	BONE CUTTING GUIDE SYSTEMS AND METHODS	US	15/603,056	23-May-2017	10,603,046	31-Mar-2020
Treace Medical Concepts, Inc.	DEVICES AND TECHNIQUES FOR PERFORMING AN OSTEOTOMY PROCEDURE ON A FIRST METATARSAL TO CORRECT A BONE MISALIGNMENT	US	15/809,298	10-Nov-2017	10,582,936	10-Mar-2020
Treace Medical Concepts, Inc.	JOINT SPACER SYSTEMS AND METHODS	US	15/267,531	16-Sep-2016	10,575,862	03-Mar-2020
Treace Medical Concepts, Inc.	BONE CUTTING GUIDE SYSTEMS AND METHODS	US	16/593,153	04-Oct-2019	10,561,426	18-Feb-2020

Owner (Borrower/Grantor)	Title	Juris- diction	Serial No.	Filing Date	Patent No.	Issue Date
Treace Medical Concepts, Inc.	BONE POSITIONING AND CUTTING SYSTEM AND METHOD	US	15/894,702	12-Feb-2018	10,555,757	11-Feb-2020
Treace Medical Concepts, Inc.	DEVICES AND TECHNIQUES FOR PERFORMING AN OSTEOTOMY PROCEDURE ON A FIRST METATARSAL TO CORRECT A BONE MISALIGNMENT	US	15/809,276	10-Nov-2017	10,524,808	07-Jan-2020
Treace Medical Concepts, Inc.	OSTEOTOMY PROCEDURE FOR CORRECTING BONE MISALIGNMENT	US	15/687,986	28-Aug-2017	10,512,470	24-Dec-2019
Treace Medical Concepts, Inc.	TARSAL-METATARSAL JOINT PROCEDURE UTILIZING FULCRUM	US	15/236,464	14-Aug-2016	10,342,590	09-Jul-2019
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	US	15/910,428	02-Mar-2018	10,335,220	02-Jul-2019
Treace Medical Concepts, Inc.	BONE PLATING SYSTEM AND METHOD	US	14/990,368	07-Jan-2016	10,245,088	02-Apr-2019
Treace Medical Concepts, Inc.	BONE PLATING KIT FOR FOOT AND ANKLE APPLICATIONS	US	15/047,343	18-Feb-2016	10,245,086	02-Apr-2019
Treace Medical Concepts, Inc.	BONE POSITIONING AND PREPARING GUIDE SYSTEMS AND METHODS	US	15/452,236	07-Mar-2017	10,045,807	14-Aug-2018
Treace Medical Concepts, Inc.	TARSAL-METATARSAL JOINT PROCEDURE UTILIZING COMPRESSOR- DISTRACTOR AND INSTRUMENT PROVIDING SLIDING SURFACE	AU	2020200936	10-Feb-2020
Treace Medical Concepts, Inc.	TARSAL-METATARSAL JOINT PROCEDURE UTILIZING COMPRESSOR- DISTRACTOR AND INSTRUMENT PROVIDING SLIDING SURFACE	US	16/784,742	07-Feb-2020
Treace Medical Concepts, Inc.	BI-PLANAR INSTRUMENT FOR BONE CUTTING AND JOINT REALIGNMENT PROCEDURE	US	62/883,649	07-Aug-2019

Owner (Borrower/Grantor)	Title	Juris- diction	Serial No.	Filing Date	Patent No.	Issue Date
Treace Medical Concepts, Inc.	SURGICAL PIN POSITIONING LOCK	US	62/899,723	12-Sep-2019
Treace Medical Concepts, Inc.	MULTI-DIAMETER K-WIRE FOR ORTHOPEDIC APPLICATIONS	US	62/900,391	13-Sep-2019
Treace Medical Concepts, Inc.	METATARSOPHALANGEAL JOINT PREPARATION AND METATARSAL REALIGNMENT FOR FUSION	US	62/968,244	31-Jan-2020
Treace Medical Concepts, Inc.	DEVICES AND TECHNIQUES FOR TREATING METATARSUS ADDUCTUS	US	63/027,340	19-May-2020
Treace Medical Concepts, Inc.	BONE CUTTING GUIDE SYSTEMS AND METHODS	US	16/792,880	17-Feb-2020
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	AU	2016294588	14-Jul-2016
Treace Medical Concepts, Inc.	BONE POSITIONING AND PREPARING GUIDE SYSTEMS AND METHODS	AU	2016308461	12-Aug-2016
Treace Medical Concepts, Inc.	JOINT SPACER SYSTEMS AND METHODS	AU	2016323600	16-Sep-2016
Treace Medical Concepts, Inc.	TARSAL- METATARSAL JOINT PROCEDURE UTILIZING FULCRUM	AU	2016308483	14-Aug-2016
Treace Medical Concepts, Inc.	BONE PLATING SYSTEM AND METHOD	AU	2016205290	07-Jan-2016
Treace Medical Concepts, Inc.	INTRA-OSSEOUS PLATE SYSTEM AND METHOD	US	16/877,159	18-May-2020
Treace Medical Concepts, Inc.	OSTEOTOMY PROCEDURE FOR CORRECTING BONE MISALIGNMENT	US	15/687,994	28-Aug-2017
Treace Medical Concepts, Inc.	DEVICES AND TECHNIQUES FOR PERFORMING AN OSTEOTOMY PROCEDURE ON A FIRST METATARSAL TO CORRECT A BONE MISALIGNMENT	US	16/812,487	09-Mar-2020

Owner (Borrower/Grantor)	Title	Juris- diction	Serial No.	Filing Date	Patent No.	Issue Date
Treace Medical Concepts, Inc.	FULCRUM FOR TARSAL- METATARSAL JOINT PROCEDURE	US	15/905,495	26-Feb-2018
Treace Medical Concepts, Inc.	BONE PLATING SYSTEM AND METHOD	JP	2017536855	07-Jan-2016
Treace Medical Concepts, Inc.	BONE POSITIONING AND PREPARING GUIDE SYSTEMS AND METHODS	JP	2018507707	12-Aug-2016
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	JP	2018501919	14-Jul-2016
Treace Medical Concepts, Inc.	JOINT SPACER SYSTEMS AND METHODS	JP	2018514331	16-Sep-2016
Treace Medical Concepts, Inc.	BONE PLATING SYSTEM AND METHOD	CA	2973105	07-Jan-2016
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	CA	2991424	14-Jul-2016
Treace Medical Concepts, Inc.	BONE POSITIONING AND PREPARING GUIDE SYSTEMS AND METHODS	CA	2995627	12-Aug-2016
Treace Medical Concepts, Inc.	JOINT SPACER SYSTEMS AND METHODS	CA	2998481	16-Sep-2016
Treace Medical Concepts, Inc.	TARSAL- METATARSAL JOINT PROCEDURE UTILIZING FULCRUM	CA	2998727	14-Aug-2016
Treace Medical Concepts, Inc.	BONE PLATING SYSTEM AND METHOD	EP	167354059	07-Jan-2016
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	EP	168251767	14-Jul-2016
Treace Medical Concepts, Inc.	TARSAL- METATARSAL JOINT PROCEDURE UTILIZING FULCRUM	EP	168376242	14-Aug-2016

Owner (Borrower/Grantor)	Title	Juris- diction	Serial No.	Filing Date	Patent No.	Issue Date
Treace Medical Concepts, Inc.	BONE POSITIONING AND PREPARING GUIDE SYSTEMS AND METHODS	EP	168376119	12-Aug-2016
Treace Medical Concepts, Inc.	JOINT SPACER SYSTEMS AND METHODS	EP	168473676	16-Sep-2016
Treace Medical Concepts, Inc.	PIVOTABLE BONE CUTTING GUIDE USEFUL FOR BONE REALIGNMENT AND COMPRESSION TECHNIQUES	US	15/047,288	18-Feb-2016
Treace Medical Concepts, Inc.	BONE CUTTING GUIDE SYSTEMS AND METHODS	US	15/210,497	14-Jul-2016
Treace Medical Concepts, Inc.	BONE HARVESTER AND BONE MARROW REMOVAL SYSTEM AND METHOD	US	15/894,686	12-Feb-2018
Treace Medical Concepts, Inc.	BONE POSITIONING AND PREPARING GUIDE SYSTEMS AND METHODS	US	16/031,855	10-Jul-2018
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	US	16/731,612	31-Dec-2019
Treace Medical Concepts, Inc.	BONE PLATING KIT FOR FOOT AND ANKLE APPLICATIONS	US	16/278,264	18-Feb-2019
Treace Medical Concepts, Inc.	BONE PLATING SYSTEM AND METHOD	US	16/278,255	18-Feb-2019
Treace Medical Concepts, Inc.	BONE POSITIONING GUIDE	US	16/422,557	24-May-2019
Treace Medical Concepts, Inc.	TARSAL- METATARSAL JOINT PROCEDURE UTILIZING FULCRUM	US	16/448,357	21-Jun-2019
Treace Medical Concepts, Inc.	TARSAL- METATARSAL JOINT PROCEDURE UTILIZING FULCRUM	US	16/505,363	08-Jul-2019
Treace Medical Concepts, Inc.	COMPRESSOR- DISTRACTOR FOR ANGULARLY REALIGNING BONE PORTIONS	US	16/508,817	11-Jul-2019

Owner (Borrower/Grantor)	Title	Juris- diction	Serial No.	Filing Date	Patent No.	Issue Date
Treace Medical Concepts, Inc.	MULTI-DIAMETER BONE PIN FOR INSTALLING AND ALIGNING BONE FIXATION PLATE WHILE MINIMIZING BONE DAMAGE	US	16/510,682	12-Jul-2019
Treace Medical Concepts, Inc.	JOINT SPACER SYSTEMS AND METHODS	US	16/750,829	23-Jan-2020
Treace Medical Concepts, Inc.	BONE POSITIONING AND CUTTING SYSTEM AND METHOD	US	16/730,424	30-Dec-2019
Treace Medical Concepts, Inc.	COMPRESSOR- DISTRACTOR FOR ANGULARLY REALIGNING BONE PORTIONS	WO	US2019/041365	11-Jul-2019
Treace Medical Concepts, Inc.	MULTI-DIAMETER BONE PIN FOR INSTALLING AND ALIGNING BONE FIXATION PLATE WHILE MINIMIZING BONE DAMAGE	WO	US2019/041685	12-Jul-2019

Trademarks, Trademark Applications and Trademark Licenses

Owner (Borrower/Grantor)	Juris- diction	Trademark	Registration No./ Serial No.	Application Date	Registration Date
Treace Medical Concepts, Inc.	US	A STEP AHEAD IN FOOT AND ANKLE SURGERY	SN: 86203939 RN: 4969221	02/25/2014	05/31/2016
Treace Medical Concepts, Inc.	US	ALIGN MY TOE	SN: 88205984	11/26/2018
Treace Medical Concepts, Inc.	US	CONTROL 360	RN: 4965818 SN: 86535501	02/15/205	05/24/2016
Treace Medical Concepts, Inc.	US	FAST GRAFTER	RN: 5968431 SN: 88096937	08/29/2018	01/21/2020
Treace Medical Concepts, Inc.	US	FIX IT RIGHT THE FIRST TIME	SN: 88205958	11/26/2018

Owner (Borrower/Grantor)	Juris- diction	Trademark	Registration No./ Serial No.	Application Date	Registration Date
Treace Medical Concepts, Inc.	US	GOT BUNIONS	SN: 87939860	11/29/2018
Treace Medical Concepts, Inc.	US	LAPIDESIS	SN: 88796948	02/13/2020
Treace Medical Concepts, Inc.	US	LAPIFIX	SN: 88796963	02/13/2020
Treace Medical Concepts, Inc.	US	LAPIFORCE	SN: 88796975	02/13/2020
Treace Medical Concepts, Inc.	US	LAPIGRAFTER	SN: 88796986	02/13/2020
Treace Medical Concepts, Inc.	US	LAPIPLASTY	SN: 86802324 RN: 5115724	10/28/2015	01/03/2017
Treace Medical Concepts, Inc.	US	PLANTAR PYTHON	SN: 86692191 RN: 5087675	07/14/2015	11/22/2016
Treace Medical Concepts, Inc.	US	SPEEDSEEKER	SN: 88703745	11/22/2019
Treace Medical Concepts, Inc.	US	THE FUTURE OF HALLUX VALGUS	SN: 88205976	11/26/2018
Treace Medical Concepts, Inc.	US	TREACE MEDICAL CONCEPTS	SN: 86535492 RN: 5115111	02/15/2015	01/03/2017
Treace Medical Concepts, Inc.	US		SN: 86536930 RN: 5100983	02/17/2015	12/13/2016

6.	The information in Section 5(b) is amended and restated in its entirety to be replaced by:

Institution Name and Address	Account Number	Average Monthly Balance in Account	Name of Account Owner

Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	3302373312	~ $0 (cash collateral account for daily lock box deposits which sweep to the cash sweep account)	Treace Medical Concepts, Inc.

Institution Name and Address	Account Number	Average Monthly Balance in Account	Name of Account Owner

Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	3302373308	~ $1.0M (operating account funded by the cash sweep account)	Treace Medical Concepts, Inc.

Silicon Valley Bank 3003 Tasman Drive Santa Clara, CA 95054	6600004223	~ $10.0M (Investment/ Cash sweep account. Average January through June 2020)	Treace Medical Concepts, Inc.

7.

The information in Section 6(a) is amended and restated in its entirety to be replaced by: (i) Indebtedness of the Borrower under the Paycheck Protection Program and evidenced by that certain U.S. Small Business Administration Paycheck Protection Program Note dated as of April 22, 2020, executed by the Borrower in favor of Silicon Valley Bank. (ii) $5 million credit facility with SVB dated April 18, 2018 with $0.00 outstanding as of July 31, 2020. $10 million debt facility dated February 14, 2019 with $10 million currently outstanding. $10 million debt facility dated December 27, 2019 with $10 million currently outstanding.

8.	The information listed in Section 8(a) is deleted in its entirety and “None” is inserted in such section.

Schedule 1(e/f)

See attached.

Jurisdictions Sold To

Alabama

Arizona

Arkansas

California

Colorado

Connecticut

Florida

Georgia

Idaho

Illinois

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Montana

Nebraska

Nevada

New Hampshire

New Jersey

New York

North Carolina

North Dakota

Ohio

Oklahoma

Oregon

Pennsylvania

South Carolina

South Dakota

Tennessee

Texas

Utah

Vermont

Virginia

Washington

Washington DC

West Virginia

Wisconsin

Wyoming

Schedule 2(c)

See attached.

TMC

Capitalization Table

Authorized	Shares
Class A common (1)	50,000,000
Class B common	1,000,000
Series A preferred	5,000,000

Total	56,000,000

Issued	Shares	% FD
Class A common	27,714,623	70.21%
Class B common	—	0.00%
Series A preferred	5,000,000	12.67%
Options granted	5,879,812	14.89%
Warrants	533,332	1.35%

Total oustanding	39,127,767	99.12%
A. Remaining reserved	348,356	0.88%

Total capitalization	39,476,123	100.00%

A. Reserved Shares	Shares
Total Reserved	7,000,000
Less: Exercised	(238,500)
Less: Options outstanding	(5,879,812)
Less: Warrants	(533,332)

Remaining reserved	348,356

Schedule 4(c)

See attached.

Location ID	Name	Region	Territory	First Name	Last Name	Street Address	City	State	ZIP

1501	W2	East	Southern and Western SC	***	***	***	***	***	***

1502	Cobra Orthopedics, LLC	Central	Account Ruby01 only (WV)	***	***	***	***	***	***

1503	Threshold Medical Limited Company	Mountain	ID, Western WY	***	***	***	***	***	***

1604	W2	East	Northeast FL	***	***	***	***	***	***

1607	W2	Mountain	Metro Dallas TX	***	***	***	***	***	***

1608	New England Fracture and Spine	Northeast	CT,RI,MA	***	***	***	***	***	***

1612	Double Barrel	East	VA, Metro DC	***	***	***	***	***	***

1614	American Medical Management	Lake	Northern IL and IN, southern WI	***	***	***	***	***	***

1616	W2	Central	Western PA and MD, WV	***	***	***	***	***	***

1620	Xcell Orthopedic Sales, LLC	Central	Central and Eastern MI	***	***	***	***	***	***

1623	Foot & Ankle Fixation of Central Florida	East	East Central FL	***	***	***	***	***	***

1625	Amniogenic Solutions, LLC	Mountain	Metro Austin TX	***	***		***	***	***

1704	B-Mor Supply Store	Central	Account Charles01 only (PA)	***	***	***	***	***	***

1705	Ossa Medical, LLC	Central	Mid and Southern IN	***	***	***	***	***	***

1707	Viking Surgical, LLC	South	Metro Kansas City MO/KS	***	***	***	***	***	***

1709	W2	South	Metro Jefferson City MO	***	***	***	***	***	***

1710	W2	West	Metro Las Vegas NV	***	***	***	***	***	***

1711	Western Sky Consulting LLC	Mountain	Western CO, Eastern UT	***	***	***	***	***	***

Location ID	Name	Region	Territory	First Name	Last Name	Street Address	City	State	ZIP

1712	Caromed Orthopaedics LLC	Central	OH	***	***	***	***	***	***

1713	Texas OrthoSolutions LLC	South	Metro Houston TX	***	***	***	***	***	***

1715	Midwest Surgical, Inc.	Mountain	MN	***	***	***	***	***	***

1716	Advanced Medical Systems, Inc.	Northeast	Upstate NY	***	***	***	***	***	***

1717	BioQuest Inc.	Northeast	Mid NY	***	***	***	***	***	***

1720	Team Medical LLC	South	AR	***	***

1723	Mainely Surgical LLC	Northeast	ME, NH, VT	***	***	***	***	***	***

1724	Ortho Solutions Inc.	Mountain	NE, Western IA	***	***	***	***	***	***

1725	Precision Medical	Mountain	AZ	***	***	***	***	***	***

1726	BAS Solutions	South	Metro Corpus Christi TX	***	***	***	***	***	***

1728	LG Orthopaedics LLC	Northeast	Eastern PA, southern NJ, DE	***	***	***	***	***	***

1729	Le Blanc Medical LLC	South	LA, southern MS	***	***	***	***	***	***

1731	S&B Medical LLC	Mountain	West TX	***	***	***	***	***	***

1732	Vandelay Medical LLC	Mountain	MT, Eastern WY	***	***	***	***	***	***

1733	LaMaster Medical Inc.	South	AL, FL Panhandle	***	***	***	***	***	***

1734	J&M Orthopedic, LLC	Mountain	UT	***	***

1735	Blackwater Medical	East	West Central FL	***	***

1802	Bird Medical LLC	Mountain	Mid and Eastern CO	***	***	***	***	***	***

1806	Tri-State Biologics, Inc.	Northeast	NYC, Northern NJ	***	***	***	***	***	***

Location ID	Name	Region	Territory	First Name	Last Name	Street Address	City	State	ZIP

1807	Full-Line Orthopaedics LLC	East	Southern GA, FL Panhandle	***	***	***	***	***	***

1809	Peak Surgical Solutions	South	Eastern TN	***	***	***	***	***	***

1810	JV Medical	Mountain	El Paso TX, NM	***	***

1812	RK Medical LLC	East	Metro Savannah GA	***	***	***	***	***	***

1814	MJM Medical Solutions	South	Western MO, Southern IL	***	***	***	***	***	***

1815	Orthotechnik, LLC	East	Metro Atlanta GA	***	***	***	***	***	***

1816	MC Medical LLC	Mountain	Mid and Eastern IA	***	***	***	***	***	***

1817	Inge Medical LLC	Mountain	Med and Western OK	***	***	***	***	***	***

1818	X2 Surgical	South	Eastern OK	***	***	***	***	***	***

1819	KDH Distributing, LLC	Central	Western MI	***	***	***	***	***	***

1820	Biosource Medical, Inc.	West	South Los Angeles	***	***	***	***	***	***

1824	Tre Surg Holdings LLC	West	Central Coast CA	***	***	***	***	***	***

1825	W2	East	Miami-Naples-Fort Myers FL	***	***	***	***	***	***

1826	W2	East	West Palm, Fort Pierce, inland FL	***	***	***	***	***	***

1827	Knight Medical Sales and & Consulting, LLC	West	Central Valley CA	***	***	***	***	***	***

1828	TDK Medical, LLC	Mountain	SD	***	***	***	***	***	***

1829	BA Medical LLC	Northeast	Northeastern PA	***	***	***	***	***	***

Location ID	Name	Region	Territory	First Name	Last Name	Street Address	City	State	ZIP

1831	Homewood Surgical, LLC	Northeast	Eastern MD	***	***	***	***	***	***

1832	Fairway Surgical, Inc.	Mountain	ND	***	***	***	***	***	***

1901	W2	Mountain	Metro Fort Worth TX	***	***	***	***	***	***

1902	Lakeside Sales Partners, Inc.	Northeast	Central Upstate NY	***	***	***	***	***	***

1906	Nova Medical LLC	Central	Southern WV	***	***	***	***	***	***

1910	W2	East	Metro Charlotte NC	***	***	***	***	***	***

1911	Sierra Medical Devices LLC	Pacific	NV	***	***	***	***	***	***

1912	W2	Mountain	Metro San Antonio	***	***	***	***	***	***

1915	Pure Medical	Northeast	RI	***	***	***	***	***	***

1916	W2	Northeast	Western MA	***	***	***	***	***	***

1917	Summit Medical	Mountain	NM	***	***	***	***	***	***

1918	W2	Northeast	Metro Boston MA	***	***	***	***	***	***

1919	W2	East	Metro Greenville SC	***	***	***	***	***	***

1920	Redmed, Inc.	South	South TX	***	***	***	***	***	***

1922	W2	Central	Nashville TN	***	***	***	***	***	***

1923	W2	West	Riverside CA	***	***	***	***	***	***

1924	W2	Pacific	Metro Portland OR	***	***	***	***	***	***

1925	Hohman Medical	Pacific	Southwest OR	***	***	***	***	***	***

1926	Long Surgical	South	MS Gulf Coast	***	***	***	***	***	***

1928	W2	Pacific	Seattle WA	***	***	***	***	***	***

1929	W2	East	Columbus GA	***	***	***	***	***	***

Location ID	Name	Region	Territory	First Name	Last Name	Street Address	City	State	ZIP

1930	Singletrack Medical	Mountain	Durango CO	***	***	***	***	***	***

1931	Hampton Roads Premier Orthopedics LLC	Mountain	Hampton VA	***	***	***	***	***	***

1932	AP Orthopedics	East	Winston-Salem NC	***	***	***	***	***	***

1933	W2	South	Central MS	***	***	***	***	***	***

1934	Coastal Ortho Solutions	East	NC	***	***	***	***	***	***

1935	Pirate DME	East	NC	***	***	***	***	***	***

1936	Xtremity Solutions LLC	East	NC	***	***	***	***	***	***

2004	W2	Northeast	Buffalo NY	***	***	***	***	***	***

2005	W2	Central	Kentucky	***	***	***	***	***	***

2007	Reeve Ortho	West	San Bernardino/Riverside CA	***	***	***	***	***	***

2008	Crimson Biomed	Lake	Eastern IA	***	***	***	***	***	***

2010	W2	South	Fort Worth TX	***	***	***	***	***	***

2011	J Curry Enterprises LLC	East	Greenville SC	***	***	***	***	***	***

2012	Finley Enterprises	Pacific	Eastern WA	***	***	***	***	***	***

2013	JTB Medical	Pacific	Vacaville CA, Tracis AFB	***	***	***	***	***	***

2014	Elcock Enterprises, Inc	Pacific	North Central CA	***	***	***	***	***	***

2015	Med G, LLC	East	Sarasota FL	***	***	***	***	***	***

2016	Intermed Specialty LLC	Mountain	El Paso TX	***	***	***	***	***	***

Location ID	Name	Region	Territory	First Name	Last Name	Street Address	City	State	ZIP

2016	Intermed Specialty LLC	Mountain	El Paso TX	***	***	***	***	***	***

2017	Summit Surgical LLC	West	South Bay SF CA	***	***	***	***	***	***

2018	Xcell Orthopedics of Chicago	East	Drs Arndt and Acevedo (Jax)	***	***	***	***	***	***

2018	Xcell Orthopedics of Chicago	East	Drs Arndt and Acevedo (Jax)	***	***	***	***	***	***

2020	W2	Central	Columbus OH	***	***	***	***	***	***

PVB	Treace Medical Concepts, Inc.					203 Fort Wade Road, Suite 150	Ponte Vedra	FL	32081

Keystone	Keystone Manufacturing LLC					6387 Technology Avenue, Suite B	Kalamazoo	MI	49009

J-Pac	J-Pac Medical					25 Centre Road	Somersworth	NH	03878

Medical Component Specialists	Medical Component Specialists					42 William Way	Bellingham	MA	02019

Delano Reg Med Ctr	Delano Regional Medical Center					1401 Garces Hwy	Delano	CA	93215

Des Moines - Dayton	Surgery Center of Des Moines					717 Lyon Street	Des Moines	IA	50309

Harmony - Dr. Hatch	Harmony Surgery Center					2127 East Harmony Road, Suite 200	Fort Collins	CO	80528

Memrl Hrm Woodlands	Memorial Hermann Woodlands Hospital					9250 Pinecroft Drive	The Woodlands	TX	77380

Rockies - Dr. Hatch	Medical Center of the Rockies					2127 East Harmony Road, Suite 200	Fort Collins	CO	80528
Unity Health Dayton	Unity Point Health					802 Kenyon Road	Ft. Dodge	IA	50501

Schedule 5(a)

See attached.

Domain Name

3dbunion.com

3dbunioncorrection.com

3dbunioncorrection.net

3dbunionfix.com

3dbunionsurgery.com

alignmytoe.com

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getlapiplasty.com

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lapiplastyoutreach.com

lapiplastyprocedure.com

lapiplastyus.com

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lapistiff.com

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lapoplasty.com

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mibunion.com

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mis3dbunioncorrection.com

mis3dbunionsurgery.com

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misbunioncorrection.com

misbunions.com

mishalluxvalgus.com

mylapiplasty.com

repairmybunion.com

thelapiplasty.com

thelapiplasty.net

thelapiplasty.org

thelapiplastyprocedure.com

thereallapiplasty.com

TREACE.COM

TREACE.NET

treace.org

TREACEMED.COM

TREACEMEDICALCONCEPTS.COM